UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Securities Exchange Act of 1934 (Amendment No.  )

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Portillo’s Inc.
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Portillo's
Portillo's HOT DOGS

# 2026 Proxy Statement

Tuesday, June 9, 2026

8:00 AM CDT

What’s New in This Proxy Statement
•Board refreshment continues with new Directors, Jack Hartung and Eugene I. Lee, Jr., appointed in 2025
•Overview of President and Chief Executive Officer transition process
•Expanded description of Board corporate governance practices, engagement and oversight, including responsible AI usage
•Continued enhancements to CD&A to promote greater transparency
Our Core Values Guide Every Aspect of Our Team Culture

Family

We work together to make everyone feel at home, and we step up when someone needs help.

Greatness

We are obsessed with being the best and work hard to continuously improve. Our greatness is rooted in Quality, Service, Attitude and Cleanliness (“QSAC”) .

Energy

We move with urgency and passion, while maintaining attention to detail.

Fun

We entertain our guests, we connect authentically, and we make each other smile.

Letter to Shareholders
A Letter from our Chairman, Gene Lee
Dear Fellow Shareholders,
On behalf of the Board of Directors, I want to thank you for your investment and belief in the Portillo’s story. We had a pivotal year in 2025, including key leadership changes and the announcement of a strategic reset of our growth and development approach. In 2026, we’ve continued this spirit of transformation as the Board named Brett Patterson as President and Chief Executive Officer in February and appointed me to assume the role of Chairman in March. I am thrilled to serve in this role and feel the foundation we’ve built thus far has aligned our teams and energized our vision for what lies ahead.
Brett’s strategic, growth-oriented mindset and unwavering commitment to operational excellence will continue to drive our Company forward. Most importantly, he demonstrates people-first leadership and fosters the type of culture that will make Portillo’s successful as it enters this exciting phase of growth and development. We are very pleased to have him at the helm.
I would also like to take this opportunity to thank Mike Miles, who joined the Board as Chairman in 2014, for his dedicated service to Portillo’s. Mike helped shepherd us through the IPO process and served as Interim CEO on two different occasions, most recently helping frame up the Company’s strategic reset. His dedication to Portillo’s over the past decade is commendable, and we wish him well in his retirement.
I also want to recognize Josh Lutzker, who likewise will not stand for reelection at the upcoming Annual Meeting. He has been an engaged, committed Director since 2014, leveraging his broad range of business perspectives and financial acumen to support Portillo’s during his service. We thank Josh and wish him continued success.
With a renewed foundation in place, we enter the next chapter with momentum and confidence. Our commitment to operational excellence, coupled with a more disciplined growth plan, positions the Company to capitalize on opportunities ahead and deliver long‑term value for our shareholders. I am honored to be a part of it and look forward to our exciting future.
“With a renewed foundation in place, we enter the next chapter with momentum and confidence.”

Eugene I. Lee, Jr.
Chairman of the Board
Message from our Former Chairman, Mike Miles
In 2014, when Dick Portillo turned over the reins of the company he founded, we established a number of goals for Portillo's. We wanted to expand beyond our Chicago roots, build an organization capable of supporting a scaled, national restaurant brand, and ultimately become a successful public company. But our most important objective was to remain true to the unique restaurant experience that had made Portillo's so loved by those who know us. I deeply appreciate the hard work that so many at Portillo's have put in to achieve those objectives. By every measure, Portillo's continues to be one of the most loved brands in the restaurant industry, now across more than 100 restaurants in 11 states.
The most important role of a board of directors is to ensure the company has outstanding leadership. So I take pride in passing the baton to Gene to chair the Board and to Brett as he takes on the role of CEO. Along with an exceptionally qualified group of directors, they will lead Portillo's into a future that is even brighter than its storied past. While I will be leaving the Board this spring, I will remain a committed and enthusiastic fellow shareholder. And a very frequent customer!

Michael A. Miles, Jr.
Former Chairman of the Board

4

Q&A with Our President and Chief Executive Officer
“I look forward to building on that foundation by ensuring that we have a relentless focus on providing great guest experiences led by strong operational fundamentals, supporting our teams, and continuing to create long-term value for the business through disciplined, sustainable growth.”
The Board of Directors recently named you as Portillo’s President and Chief Executive Officer. What fueled the decision to join Portillo’s?
First, I appreciate the Board’s confidence and am excited to be a part of this unique brand. What initially stood out to me was that Portillo’s has a special culture led by passionate and committed Team Members focused on creating great guest experiences. It is truly one of the industry’s special brands with deep customer loyalty. Lastly, Portillo’s is a brand that has tremendous growth potential. It is clear this is a brand that people love and one that needs to be shared with more communities.
The Board and the management team have laid a foundation for success, particularly with the recent strategic reset. I look forward to building on that foundation by ensuring that we have a relentless focus on providing great guest experiences led by strong operational fundamentals, supporting our teams, and continuing to create long-term value for the business through disciplined, sustainable growth.
What’s your leadership philosophy, and any thoughts on your initial approach?
I know leadership transitions can bring questions, so my priority right now is to listen and learn. I want to understand the business from the ground up, keying in on what’s working and where we have opportunities to improve.
Having started my career on the front lines within restaurants, I have a deep respect for what our operators and Team Members do each and every day. Setting our teams up for success by providing a clear vision, focused strategy, and the necessary resources to excel will drive long-term success. My focus is on keeping things simple, executing disciplined business fundamentals, and making sure we’re consistently delivering a great experience for our guests who have loved us for decades as well as those new to Portillo’s.
As I spend more time in the business, those learnings will help shape our path forward, ensuring healthy unit economics and restaurant returns, ultimately creating long-term value for our shareholders.
And most importantly, what’s your favorite Portillo’s menu item?
For me, it has always been the Italian Beef and Sausage Combo. It’s one of those craveable menu items that Portillo’s knows how to do right.

2026 Proxy Statement	5

Notice of Annual Meeting of Shareholders

Date and Time: Tuesday, June 9, 2026 08:00 a.m., Central Time	Location: Virtual (Visit www.proxydocs.com/PTLO to register to attend the meeting.)	Record Date: Close of Business April 10, 2026

Agenda:

Proposals		Board Recommendations	Page
1	Election of Directors	FOR each nominee	16
2	Say on Pay	FOR	47
3	Ratification of Deloitte & Touche LLP as Auditors for Fiscal 2026	FOR	74
Shareholders will also transact such other business as may properly come before the meeting or any adjournment or postponement hereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relevant to the meeting for at least ten days prior to June 9, 2026. Please email investors@portillos.com if you wish to examine the shareholder list prior to the Annual Meeting.
How to Vote
Beginning on or about April 20, 2026, we will send to our shareholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the Internet, how to vote their shares and how to attend the Annual Meeting virtually. If you did not wish to receive such Notice, you may elect to receive future notices, proxy materials and annual reports electronically through the Internet by following the instructions in this Proxy Statement. Only shareholders of record at the close of business on April 10, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

By Internet www.proxypush.com/PTLO	By Phone 1-866-458-2503	By Mail return via the postage-paid envelope provided to P.O. Box 8016, Cary, NC 27512-9903	In Person attend virtual Annual Meeting June 9, 2026
By Order of the Board of Directors,
Kelly M. Kaiser
General Counsel and Corporate Secretary
Oak Brook, Illinois
April 17, 2026

Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return a proxy card so that your shares may be represented at the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 9, 2026: This Proxy Statement and the Annual Report are available at www.proxydocs.com/PTLO

6

Table of Contents

Frequently Accessed Information

•Auditor Fees	75

•Beneficial Ownership Table	77

•CEO Pay Ratio	70

•Committee Structure	28

•Compensation Discussion & Analysis	48

•Compensation Philosophy	49

•Director Biographies	18

•Director Compensation	42

•Director Skills Matrix	17

•Key Areas of Board Oversight	34

•Pay Versus Performance	70

•Share Ownership Guidelines	63

•Summary Compensation Table	65

2026 Proxy Statement	7

Our Company
Our Mission Statement

At Portillo’s, we relish the opportunity to create lifelong memories by igniting the senses with unrivaled food and experiences.

Our Building Blocks
Our operating model is focused on getting delicious, made-to-order food to our guests quickly, in an atmosphere that makes the experience more than a delicious meal. When guests walk into a Portillo’s, they get an experience completely different than a typical chain restaurant visit.

Iconic American Food with a Chicago Twist Known for Italian beef sandwiches, Chicago-style hot dogs, burgers, crinkle-cut fries, and signature shakes.

Multichannel Experience Dine-in, carryout, delivery, and catering, with double-lane drive-thrus for efficiency.

Unique Atmosphere High-energy, sensory-driven dining with locally inspired décor. No two Portillo’s are alike.

Operational Excellence Fast, high-quality food in an environment that celebrates community and Team Member engagement.

| | |
|---|---|
| **1963** | Dick Portillo invested $1,100 into a small trailer called The Dog House in Villa Park, IL |
| **1967** | The Dog House is a success. It's renamed Portillo's and moved to a new building. |
| **1983** | Portillo's opened its first drive-thru |
| **1986** | Portillo's added its famous Chocolate Cake to the menu |
| **1987** | Portillo's added its signature Cheese Sauce to the menu |
| **1994** | Portillo's opened its first downtown Chicago restaurant |
| **1999** | Portillo's begins its catering program |
| **2000** | Portillo's launches nationwide shipping, sending its signature food to all 50 states |
| **2005** | Portillo's expanded outside of IL for the first time, into CA |
| **2006** | Portillo's added Chicago staple, the Maxwell Street Polish, to the menu |
| **2017** | Portillo's opened its 50th restaurant |
| **2020** | Portillo's launched internal 501(c)3, Heart of Portillo's Fund |
| **2021** | Portillo's became a public company, listed on Nasdaq as PTLO |
| **2022** | Portillo's launched its first-ever Portillo's Pick Up<br>Portillo's added plant-based Garden Dog to its menu<br>Portillo's switched from bleached white paper bags to brown paper bags, and changed its side and soup cups from foam to paper. |
| **2023** | Portillo's transitioned from foam soft drink cups to paper soft drink cups |
| **2024** | Portillo's added kiosks to all restaurants<br>Portillo's launched new Restaurant of the Future format |
| **2025** | Portillo's launched loyalty program, Portillo's Perks<br>Portillo's opened its 100th restaurant |

8

Our Company
Company Highlights

1963 Founded	7,800+ Total Team Members	$732.1M 2025 Revenue(1)	$8.5M 2025 Average Unit Volume(3)	8 New Restaurants Added in Fiscal 2025

$43.7M 2025 Operating Income(1)	6.0% 2025 Operating Income Margin(1)	$21.1M 2025 Net Income(1)	2.9% 2025 Net Income Margin(1)	102 Total Restaurants as of EOY Fiscal 2025(3)

$158.4M 2025 Restaurant Level Adjusted EBITDA(1)(2)	21.6% 2025 Restaurant-Level Adjusted EBITDA Margin(1)(2)	$97.3M 2025 Adjusted EBITDA(1)(2)	13.3% 2025 Adjusted EBITDA Margin(1)(2)	(0.5)% Change in Same Restaurant Sales (1)

(1)Excludes a restaurant that is owned by C&O Chicago, LLC (“C&O”), of which Portillo’s owns 50% of the equity.
(2)Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are non-GAAP measures. See Appendix for a reconciliation to the most directly comparable financial measure stated in accordance with GAAP.
(3)Includes a restaurant that is owned by C&O, of which Portillo’s owns 50% of the equity.
Bringing Portillo’s to Fans Across the Country(1)
(1)The numbers in the states represent the number of restaurants open as of April 10, 2026. Includes a restaurant that is owned by C&O, of which Portillo’s owns 50% of the equity.

2026 Proxy Statement	9

Our Company
Review of Our 2025 Key Strategic Objectives
Our strategy in 2025 was guided by four key pillars, each with a focus on driving traffic, improving margins, and maximizing returns.
•Run World-Class Operations - hospitality excellence; faster Drive-Thru, higher accuracy; strong guest recovery; lower-cost, high-revenue new restaurants
•Innovate & Amplify the Portillo’s Experience - new market awareness; Portillo’s Perks-driven frequency and insights; digital guest acquisition; menu innovation and collaborations
•Building Restaurants with Industry-Leading Returns - efficient prototypes and smarter investments, data-driven unit economics; rapid expansion in high-potential markets; standardized development and construction
•Take Great Care of our Teams - engaging work environment and retention; talent development; competitive total rewards; digital tools and training for operations
Our business is subject to certain risks that may materially and adversely affect our ability to achieve our desired outcomes, including the operational and growth objective outlined above. For a more in-depth discussion of such risks, see Item 1A, "Risk Factors" in our most recent Annual Report on Form 10-K filed with the SEC on February 24, 2026.

10

Voting Roadmap

Proposal 1
Election of Directors
You are being asked to vote for the election of seven Directors, who will serve until the 2027 Annual Meeting of Shareholders. Directors are elected by a plurality vote for a term of one year.

Portillo’s Director Nominees
The skills and backgrounds of our Director Nominees align with our strategy, as summarized below. See “Information Regarding the Director Nominees” for more detail.

**Brett Patterson** NEW
President and Chief Executive Officer, Portillo's Inc.
Age: 57
Director Since: 2026

Results-driven leader with track record of delivering sales growth and operational efficiencies (Darden, Bloomin' Brands)

**Ann Bordelon**
Vice President of Finance & Administration, STEM-focused university in Bentonville, AR
Age: 59
Director Since[1]: 2020
Committees: A

Seasoned finance executive with extensive knowledge of multi-unit operations and public company requirements (Wal-Mart; Sam's Club)

**Paulette Dodson**
Board Member
Age: 62
Director Since: 2021
Committees: A N

Trusted advisor known for mitigating business risks and enhancing corporate governance practices (Alight; PetSmart)

**Jack Hartung**
Board Member
Age: 68
Director Since: 2025
Committees: A

Influential restaurant industry leader who contributed to significant business growth and strong financial performance (Chipotle)

**Gerard J. Hart**
Chairman and CEO, SPB Hospitality
Age: 68
Director Since[1]: 2016
Committees: C

Accomplished restaurant industry veteran and people leader who successfully expanded operations into new markets (Red Robin; Torchy's; Texas Roadhouse)

**Noah Glass**
Founder & Chief Executive Officer, Olo Inc.
Age: 45
Director Since[1]: 2017
Committees: A

Successful innovator of restaurant technology and tech-enabled solutions (Olo)

**Eugene I. Lee, Jr.** NEW
Chairman, Portillo's Inc.,
Age: 65
Director Since: 2025
Committees: C

Accomplished industry executive whose leadership delivered strong revenue growth and expanded market capitalization (Darden)

(1)Includes tenure with Portillo’s OpCo (including prior to our IPO in October 2021).

A	Audit Committee	Executive Leadership	Restaurant Technology Expert	Risk Management
N	Nominating & Governance Committee	Restaurant Industry Operations	Human Capital Management	Corporate Governance
C	Compensation Committee	Multi-Unit Retail Industry Operations	Finance and Accounting	Cybersecurity
	Chair	Consumer-Packaged Goods Experience	Brand Management/Marketing
Member

2026 Proxy Statement	11

Voting Roadmap

Board Refreshment
Our Board reflects a strong mix of Director tenures, with 3 independent Directors joining the Board since 2020.
Eugene I. Lee, Jr. was most recently appointed in June 2025. Mr. Lee served as CEO at Darden Restaurants from 2015 to 2022 where, under his leadership, the business significantly grew revenues and profitability. Mr. Lee assumed the role of Chairman of the Darden Board from 2021 to 2023.
Jack Hartung was appointed in January 2025 and spent 25 years in various leadership roles at Chipotle, including as Chief Financial and Administrative Officer, where he helped drive growth and financial performance during his tenure.
Skills of Director Nominees Executive Leadership Restaurant Industry Operations Multi-Unit Retail Industry Operations Consumer-Packaged Goods Experience Restaurant Technology Expert	Human Capital Management Finance and Accounting Brand Management/Marketing Risk Management Corporate Governance Cybersecurity

Board Composition and Selection Process
Our Board is committed to building a well-rounded membership with a broad range of skills, backgrounds and perspectives aligned with our strategic objectives and long-term priorities, as demonstrated by our Director Nominees.
Our Board has significant industry and operational experience, as well as brand management and marketing experience, among other key skills.
For a description of our Board's nomination and selection process, see pg. 22 of this proxy statement.

Director Nominee Overview
Board Service

>	88%
Have Prior or Current Public Company Board Service
Age
61 years
Average Age

■	<50 Years
■	50-60 Years
■	>60 Years
Director Tenure
~5 years
Average Tenure

■	0–3 Years
■	4–7 Years
■	8+ Years

The Board of Directors recommends a vote “FOR” each of the Director Nominees.	See Page 16

12

Voting Roadmap

Proposal 2	Advisory Vote on Executive Compensation You are being asked to vote for the approval, on an advisory basis, of the compensation for our Named Executive Officers as disclosed in this Proxy Statement.

Compensation Philosophy
The Company's compensation philosophy prioritizes performance and aims to align executive compensation with shareholders' interests while ensuring that the Company can retain key talent. To achieve this alignment, the Compensation Committee focuses on maintaining market-competitive base salaries and structuring short-term and long-term incentives to directly tie to Company performance on strategic and financial objectives within market norms. In pursuit of these goals, we implement programs that foster alignment between Team Member interests and Company objectives, cultivating a shared vision of success while mitigating undue risk. Our executive compensation policies and practices include:

•Pay for Performance •Alignment with Shareholder Interests •Attracting, Retaining and Engaging Top Talent	•Stock Ownership and Trading Policies •Health, Retirement and Other Benefits •Values-Based Ethical Framework
2025 TARGET COMPENSATION (CHIEF EXECUTIVE OFFICER):

■	Base Salary

■	Short-Term Incentives (Target)

■	Long-Term Incentives (Target)

2026 Proxy Statement	13

Voting Roadmap
Elements of Executive Compensation

Component	Form of Payout	Performance Rewarded	Calculation
Base Salary	Cash	Provide market competitive fixed compensation to attract and retain executive talent with a modest portion of total compensation delivered in base salary	Calculated based on individual contributions to business outcomes, scope and responsibilities, experience, role changes and market data
Short-Term Incentive (“STI”)	Cash	Align executive pay with annual Company performance through pre-established financial and individual performance goals
Based on achievement of pre-established financial and performance goals, including:
•75% - achievement of Company performance target (Adjusted EBITDA in 2025)
•25% - achievement of individual performance objectives

Long-Term Incentive (“LTI”)	Equity awards (including RSUs, PSUs, and options) with time- and/or performance-based vesting triggers	•Focus on sustained value creation •Incentivize achievement of longer-term Company objectives •Align executive and shareholder interests •Promote retention
Type and value of awards are determined based on the objectives set by the Compensation Committee and Board based on Company performance, individual contributions, market data, and long-term strategic objectives

The Board of Directors recommends a vote “FOR” this proposal.	See Page 47

14

Voting Roadmap

Proposal 3
Ratification of Deloitte & Touche LLP
as Auditors for Fiscal 2026
You are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026.

After careful consideration of the independence and performance of the Company’s independent registered public accounting firm, the Audit Committee believes that the continued retention of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. Consequently, the Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal 2026.

The Board of Directors recommends a vote “FOR” this proposal	See Page 74

2026 Proxy Statement	15

Proposal 1	Election of Directors

Our Board of Directors currently has nine members, each of whom, with the exception of Eugene I. Lee, Jr. and Brett Patterson, was previously elected to a one-year term at our 2025 Annual Meeting. Five Directors were appointed to our Board in September 2021 and had previously served on the Board of Directors of Portillo’s OpCo; Ms. Dodson was appointed to the Board in December 2021; Mr. Hartung was appointed in January 2025; Mr. Lee was appointed in June 2025; and Mr. Patterson was appointed in February 2026. At the Annual Meeting, shareholders will only be permitted to consider the nominees below.
Acting upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated each of Ann Bordelon, Paulette Dodson, Noah Glass, Gerard J. Hart, Jack Hartung, Brett Patterson, and Eugene I. Lee, Jr. for election to the Board to serve until our 2027 Annual Meeting of Shareholders and until the election and qualification of their respective successors in office or until such Director’s earlier death, resignation or removal. Each of the Director Nominees has consented to serve if elected, however, if a nominee is unable to serve or will not serve for any reason, the Directors may decide to reduce the size of the Board or the designated proxies will vote for other candidates in accordance with their judgment. We are not aware of any reason the nominees would not be able to serve if elected.
There are no family relationships among our Directors, or between our Directors and Executive Officers.
Voting Requirement
Directors are elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. This means the seven Directors receiving the greatest number of votes cast “FOR” their election will be elected. Because the voting standard requires nominees to win a plurality, any shares not voted “FOR” a nominee, whether such shares are voted to “WITHHOLD” or not voted as a broker non-vote, will not count. Please note, if you are a street name shareholder and do not provide voting instructions to your broker or other nominee, they will not vote your shares on this proposal.
Director Resignation Policy; Failure to Receive Majority Vote
Pursuant to our Corporate Governance Guidelines, any nominee for Director in an uncontested election who fails to receive a majority of the votes cast at a shareholder meeting is required to tender to the Board his or her resignation from the Board and all Committees thereof. Failure to receive the affirmative vote of a majority of votes cast means that the number of “WITHHOLD” votes for a particular nominee exceeds the number of votes “FOR” such nominee (excluding abstentions and broker non-votes). The Nominating and Corporate Governance Committee shall assess the appropriateness of such nominee continuing to serve as a Director and shall recommend to the Board the action to be taken with respect to such tendered resignation. Any Director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. In determining whether or not to recommend that the Board accept any tendered resignation, the Nominating and Corporate Governance Committee will consider all factors believed relevant by its members.
Recommendation of the Board of Directors

The Board recommends a vote “FOR” each of the Director Nominees.

16

Proposal 1 Election of Directors
Board Composition
Board Overview
Our Director Nominees have experiences and perspectives that span a broad range of industries in the public, private and not-for-profit sectors. We recognize that Directors with differences in age, demographic background, career experience, skills, and thought leadership contribute to robust boardroom dialogues that incorporate a range of perspectives. The following table highlights certain key skills that are possessed by our Director Nominees. This information is not a complete list and additional details on each Director Nominee are included in their biographies.
Director Nominee Skills & Experience Matrix

Executive Leadership	●	●	●	●	●	●	●
Restaurant Industry Operations	●	●			●	●	●
Multi-Unit Retail Industry Operations	●	●	●	●		●	●
Consumer-Packaged Goods Experience			●	●		●
Restaurant Technology Expert					●
Human Capital Management	●	●	●			●
Finance and Accounting	●	●	●		●	●	●
Brand Management/Marketing	●	●				●	●
Risk Management	●		●	●		●	●
Corporate Governance	●		●	●		●	●
Cybersecurity			●	●	●

Definition of Skills

Executive Leadership Supports Company priorities and objectives through strategic and operational insight	Finance and Accounting Strengthens oversight of the Company’s financial reporting and internal controls
Restaurant Industry Operations Important for ensuring best practices, executing initiatives, and delivering an excellent guest experience	Brand Management/Marketing Guides our journey to become a recognized and respected brand and employer of choice
Multi-Unit Retail Industry Operations Important as we continue to expand operations while maintaining high quality standards	Risk Management A critical element in the operation and growth of any successful enterprise, to identify and mitigate risks
Consumer-Packaged Goods Experience Supports oversight of our operations and our strategic plan	Corporate Governance Supports our efforts to implement and maintain best practices as we continue to mature as a public company
Restaurant Technology Expert Valuable to our plans to scale our business, leverage technology and improve our efficiency	Cybersecurity Allows us to leverage technology while maintaining and improving security
Human Capital Management Provides effective oversight of and feedback on our efforts to recruit, retain and develop key talent

2026 Proxy Statement	17

Proposal 1 Election of Directors
Information Regarding Our Directors and Director Nominees
Our Board of Directors
We have a balanced Board whose members individually possess the leadership and character commensurate with the role of Director, and which collectively possesses the mix of skills necessary to provide appropriate oversight of a company the size and complexity of Portillo’s. Their experience, qualifications and skills have led the Board to determine that each nominee brings unique value to the Company and should continue to serve on the Board.
Biographical information of each of our Director Nominees is set forth below. The age of each Director is as of June 9, 2026, the date of the Annual Meeting.

Age: 65 Director Since: 2025 Committees: Compensation Public Company Boards: •Advance Auto Parts Inc. (NYSE: AAP) •Chairman
Eugene I. Lee, Jr. Chairman of the Board, Portillo’s, Inc. Favorite Menu Item: Italian Beef

Key Qualifications
	Decades of extensive leadership experience across the restaurant industry, from emerging, high-growth concepts to established, high-volume chains	Recipient of the People Report Workplace Legacy Award in recognition of his commitment to balancing people and performance throughout his career in foodservice

Relevant Experience
Eugene I. Lee, Jr. has served as a member of the Board of Directors of Portillo’s since June 2025 and as Chairman since March 2026. Mr. Lee served as CEO at Darden Restaurants from 2015 to 2022 and as Chairman of the Darden Board from 2021 to 2023. Under his leadership, Darden’s revenues grew by more than $2 billion and its market capitalization nearly tripled to $20 billion. He led the company through periods of significant change, including the challenges of the Covid-19 pandemic, with a steadfast focus on team members and guests. Mr. Lee originally joined Darden in 2007 through the acquisition of RARE Hospitality International, and went on to hold several senior roles, including President and Chief Operating Officer, and President of Darden’s Specialty Restaurant Group. Prior to Darden, Mr. Lee held various leadership positions at RARE, including President and COO.
In addition to serving on Portillo’s Board of Directors, Mr. Lee also serves as Independent Board Chair for Advance Auto Parts. He earned a Master of Business Administration from Suffolk University. Mr. Lee was awarded the prestigious Gold Plate Award for industry excellence in 2018 by the International Foodservice Manufacturers Association. He previously received the People Report Workplace Legacy Award in recognition of his commitment to balancing people and performance throughout his career in foodservice.

Skills

18

Proposal 1 Election of Directors

Age: 57 Director Since: 2026 Committees: None Public Company Boards: None
Brett Patterson President and Chief Executive Officer, Portillo’s Inc. Favorite Menu Item: Italian Beef & Sausage Combo

Key Qualifications
	As CEO of Miller’s Alehouse, leveraged technology to elevate guest experience and operational performance; redefined real estate strategy to boost sales and improve returns	During his tenure as President of Outback Steakhouse, led a comprehensive brand transformation, improving operational efficiencies to strengthen overall strategic positioning

Relevant Experience
Brett Patterson joined Portillo’s as President and Chief Executive Officer in February 2026. Mr. Patterson leads the Company’s overall strategy, with a focus on market positioning, new restaurant growth, and operational excellence, with continued investment in Team Members and the guest experience.
With more than three decades of leadership experience across large, national brands, Mr. Patterson has a strong background in operations, team development, and driving sustainable growth. Throughout his career, he’s been recognized as a people-first leader with a proven ability to deliver strong returns.
Prior to joining Portillo’s, Mr. Patterson served as CEO of Miller’s Ale House, a brand owned by Roark Capital from September 2024 to February 2026. He also previously served as Executive Vice President with Bloomin’ Brands and President of Outback Steakhouse from 2017 to 2024, and held previous leadership roles with Carrabba’s Italian Grill, Steak and Ale, Bahama Breeze, and Ruby Tuesday.
Mr. Patterson holds a Bachelor of Science/Bachelor of Arts in Business Administration with a focus on Finance from the University of Florida.

Skills

Age: 59
Director Since: 2021
Committees: Audit (Chair)
Public Company Boards:
•America’s Car-Mart, Inc.(NASDAQ: CRMT)
•Chair of Audit and Compliance Committee
•Member of Compensation and Human Capital Committee
•ArcBest Corporation (NASDAQ: ARCB)
•Member of Audit Committee

Ann Bordelon Vice President of Finance & Administration, STEM-focused university in Bentonville, AR Favorite Menu Item: Chocolate Cake

Key Qualifications
Leverages 25 years of Finance & Accounting experience with public and private companies to lead Audit Committee; former CFO of Sam’s Club	Responsible for overseeing cybersecurity and the Information Technology team at the University of Arkansas

Relevant Experience
Ann Bordelon is the Vice President of Finance & Administration for a new STEM-focused university in Bentonville, AR. Until April 2026, she served as Executive Vice Chancellor for Finance & Administration at the University of Arkansas, beginning in 2020. Ms. Bordelon has nearly 13 years of experience in executive finance roles at Walmart, Inc., including as Chief Audit Executive and Chief Financial Officer of Sam’s Club. She began her career at Ernst & Young, and brings financial expertise and a strong background in multi-unit operations and management to the Board. She also serves on the board of America’s Car-Mart, Inc. (Nasdaq: CRMT), where she chairs the audit and compliance committee and is on the compensation and human capital committee, and serves on the board of ArcBest (Nasdaq: ARCB), where she serves on the audit committee. Ms. Bordelon is a certified public accountant.

Skills

2026 Proxy Statement	19

Proposal 1 Election of Directors

Age: 62
Director Since: 2021
Committees: Audit, Nominating and Corporate Governance
Public Company Boards:
•Bark, Inc. (NYSE: BARK)
•Member of Corporate Governance and Nominating Committee
•Trupanion (Nasdaq: TRUP)
•Chair of Nominating and Corporate Governance Committee
Other Directorships:
•United Way of Metro Chicago (not-for-profit board)
•Mather (not-for-profit board)
•Chair of Corporate Governance and Nominating Committee
•Member of Executive / Compensation Committee
•Smithbucklin (non-public board)
•Audit Committee

Paulette Dodson Board Member Favorite Menu Item: Spicy Chicken Sandwich

Key Qualifications
Extensive experience partnering with directors and executives to identify, manage and mitigate evolving legal, business and compliance risks	Over 11 years as general counsel and advisor to public companies; broad-ranging knowledge of corporate governance matters

Relevant Experience
Paulette Dodson is an experienced legal executive who has spent more than 30 years as a trusted advisor to CEOs and the boards of directors of Fortune 500 companies and large privately-held companies. She presently serves as an active member of three other Illinois-based organizations: United Way of Metro Chicago, Mather and Smithbucklin. From 2018 to 2022, Ms. Dodson served as General Counsel and Corporate Secretary for Alight, a leading cloud-based provider of integrated digital human capital and business solutions, and previously served as Senior Vice President, General Counsel and Corporate Secretary for PetSmart Inc., and as Senior Vice President, General Counsel and Corporate Secretary, among other roles, for Sara Lee Corporation.

Skills

Age: 45 Director Since: 2017 Committees: Audit Public Company Boards: None Other Directorships: •Olo Inc. •Share Our Strength (not-for-profit board) •Culinary Institute of America
Noah Glass Founder & Chief Executive Officer, Olo Inc. Favorite Menu Item: Garden Dog

Key Qualifications
	Expertise in - and pioneer of - restaurant technology; Olo technology powers over 850 brands to process over 3M orders per day	As Founder and CEO, took Olo Inc. from formation to IPO in less than 10 years

Relevant Experience
Noah Glass is the Founder and Chief Executive Officer of Olo Inc., the restaurant technology company he founded in 2005. Olo provides a technology platform giving cloud-based e-commerce functionality to multi-location restaurant brands. In addition to his unique vantage point on the restaurant sector and the innovative technology behind it, Mr. Glass brings experience building and leading a profitable business through its public offering and a strong understanding of information technology and security. Mr. Glass is also on the board of Share Our Strength, a non-profit focused on ending childhood hunger and a member of the board of trustees of the Culinary Institute of America.

Skills

20

Proposal 1 Election of Directors

Age: 68
Director Since: 2016
Committees: Compensation (Chair)
Public Company Boards:
•Dutch Bros Inc. (NASDAQ: BROS)
•Chair of Compensation Committee
Other Directorships:
•James Madison University of Business (2005-present)
•The Hart School (2006-present)
•BarTrack (2022-present)
•National Restaurant Association (Jan. 2024 - present)

Gerard J. Hart Chief Executive Officer, SPB Hospitality Favorite Menu Item: Jumbo Chili Dog with Fries

Key Qualifications
Demonstrated leadership and “followership” by galvanizing an employee population of 45,000 to help grow Texas Roadhouse from 60 to 450 locations	Substantial CEO experience successfully leading numerous, varied, national restaurant concepts, including international expansion

Relevant Experience
Gerard J. “G.J.” Hart is the Chairman and Chief Executive Officer of SPB Hospitality, which has eight restaurant concepts in its portfolio. He has also served as Managing Director at EMERGING since June of 2025. Mr. Hart previously held the role of President and Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB), where he leveraged approximately 40 years in the restaurant industry to drive long-term shareholder value. Before joining Red Robin, Mr. Hart served as the Chief Executive Officer of Torchy’s Tacos, a high-growth, fast-casual restaurant chain, from 2018 to 2021, and served as the Chief Executive Officer of California Pizza Kitchen from 2011 to 2018. Prior to that, Mr. Hart served as the Chief Executive Officer of Texas Roadhouse, where he led the expansion of its operations from 60 to 450 locations, including two international markets.

Skills

Age: 68
Director Since: 2025
Committees: Audit
Public Company Boards:
•Tesla, Inc.
•Member of Audit Committee
•The Honest Company, Inc.
•Chair of Compensation Committee and Member of Audit Committee
Other Directorships:
•ZocDoc, Inc.

Jack Hartung Board Member Favorite Menu Item: Italian Beef with Hot Peppers

Key Qualifications
Highly regarded, skilled finance leader in the restaurant industry; named ‘CFO of the Year’ by Orange County Business Journal and ‘Best CFO’ in the restaurant category by Institutional Investor	40 years of Finance & Accounting experience working with public and private companies; knowledgeable about and experienced with investor relations and shareholder communications

Relevant Experience
Jack Hartung most recently served as President and Chief Strategy Officer through March 2025 of Chipotle Mexican Grill, Inc. Mr. Hartung joined Chipotle (NYSE: CMG) in 2002 and previously served as Chief Financial and Administrative Officer, where he was responsible for all finance and accounting functions as well as supply chain, strategy, and safety and asset protection. Under Mr. Hartung’s financial leadership for 25 years, Chipotle experienced significant growth, with over 4,000 restaurants today across the United States, Canada, the United Kingdom, France, Germany, Kuwait and Dubai.

Skills

2026 Proxy Statement	21

Proposal 1 Election of Directors

Age: 64
Director Since: 2014
Committees: Compensation, Nominating and Corporate Governance
Public Company Boards:
•Western Union (NYSE: WU)
•Chair of Compensation Committee
•Member of Corporate Governance Committee

Michael A. Miles, Jr. Board Member Favorite Menu Item: Italian Beef with Hot Peppers and Cheddar

Key Qualifications
As Chief Operating Officer and President of a $25B global retailer and distributor for 10 years, restructured and streamlined operations to drive efficiency and profitability	Experience as Chief Operating Officer for Pizza Hut for 3 years and interim CEO at Portillo’s, providing valuable restaurant industry insights

Relevant Experience
Michael A. Miles, Jr. is the former Chief Operating Officer and President of Staples, Inc., a $25 billion global office supplies retailer and distributor. He previously served as the interim CEO of Portillo’s from September 2025 to March 2026 and from 2014 to 2015. He also served as the Chief Operating Officer of Pizza Hut for YUM Brands. He began his career with Bain & Co. and PepsiCo. Mr. Miles brings experience with multi-unit operations, development and marketing to our Board. He also serves on the board of Western Union (NYSE: WU) where he sits on the governance and ESG committee and chairs the compensation committee. He is an Advisory Director with Berkshire Partners.

Skills

Age: 51
Director Since: 2014
Committees: Nominating and Corporate Governance (Chair), Compensation
Public Company Boards: None
Other Directorships:
•National Carwash Solutions
•Fast Growing Trees
•Boston Symphony Orchestra (not-for-profit board)

Joshua A. Lutzker Managing Director, Berkshire Partners LLC Favorite Menu Item: Italian Beef with Sweet and Hot Peppers

Key Qualifications
Decades of experience expanding brand presence and leveraging brand power to accelerate the growth of consumer-facing companies	Co-leads the Business & Consumer Services practice at Berkshire; accomplished director for several multi-unit retail operators

Relevant Experience
Joshua A. Lutzker is a Managing Director at Berkshire Partners LLC. Mr. Lutzker co-leads the Business & Consumer Services practice at Berkshire and has served on the boards of Aritzia, Mielle Organics, and National Carwash Solutions, among others. Mr. Lutzker has extensive experience building brands and companies in the consumer space and service industries to help drive business performance and grow shareholder value.

Skills

22

Proposal 1 Election of Directors
Director Independence
Our Nominating and Corporate Governance Committee evaluates our relationships with each Director and nominee and makes a recommendation to our Board as to whether to make an affirmative determination that such Director or nominee is independent. Our Board has affirmatively determined that each of Ms. Bordelon, Ms. Dodson, Mr. Glass, Mr. Hart, Mr. Hartung Mr. Lutzker, and Mr. Miles, subject to the qualifications below, or all of our Directors other than our CEO, Mr. Patterson, qualify as an independent Director under the applicable Nasdaq rules. Mr. Miles served as an independent director under the applicable Nasdaq rules and SEC rules and regulations for a portion of the fiscal year ended December 28, 2025 until his appointment as the Company's Interim CEO in September 2025, resigning as Interim CEO in February 2026. Mr. Miles remained a member of the Board but did not serve on the Board's Nominating and Corporate Governance Committee and Compensation Committee while he served as Interim CEO. Given that Mr. Miles served as Interim CEO for less than a 12-month period, following his resignation as Interim CEO, he rejoined the Nominating and Corporate Governance Committee and Compensation Committee as an independent member under applicable Nasdaq rules. Additionally, the Board has reviewed the additional Nasdaq independence considerations for Compensation Committee members and determined that each of Messrs. Hart and Lutzker is, and that Mr. Miles was, during his tenure on the Compensation Committee, independent for the purposes of serving on the Compensation Committee. The Board has also affirmatively determined that each of Mses. Bordelon and Dodson and Messrs. Glass and Hartung meets the definition of “independent directors” for the purpose of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2026 Proxy Statement	23

Proposal 1 Election of Directors
Director Nomination Process
Each year, as noted in the Company’s Corporate Governance Guidelines, the Board proposes a slate of Director Nominees for election by shareholders at the Annual Meeting. The Board has delegated the process of finding and screening potential director candidates to the Nominating and Corporate Governance Committee.

1	2	3

Candidate Sourcing
The Nominating and Corporate Governance Committee identifies potential candidates from a variety of sources, including shareholder recommendations, professional networks, and third-party organizations and recruitment firms. This enables the Committee to develop as strong a slate of Director Nominees as possible. In 2025, no fees were paid by the Board or Company in connection with any director search.

Screening and Evaluation
The Nominating and Corporate Governance Committee evaluates potential Director Nominees, including any that are recommended by shareholders, against the then-current Board’s established criteria. All recommendations are considered on an equal basis, regardless of source, and go through the same review process. Candidates typically provide the Committee a completed Director questionnaire, curriculum vitae, and recommendations. Members of the Nominating and Corporate Governance Committee, along with the Chairman of the Board and the CEO, may conduct interviews with potential candidates to develop a more comprehensive understanding of the candidate’s potential contributions to our Board.

Board Review and Nomination
If the Nominating and Corporate Governance Committee approves a candidate for further consideration, the candidate’s profile is submitted to the Board for further review and discussion. Where appropriate, candidates may be interviewed by other Directors and ultimately may be appointed to the Board or nominated for election by our shareholders.

Ongoing Oversight and Composition Review
The Nominating and Corporate Governance Committee, under the leadership of its Chair, is responsible for providing direction and oversight regarding how the Company’s continued growth and evolution may impact the skills and experience required of its Directors. The Nominating and Corporate Governance Committee regularly reviews the composition of the Board and its committees to ensure their composition reflects an appropriate blend of skills, experience, and perspectives aligned with and supportive of the Company’s strategy. This review involves consideration of the Company’s current and future strategic plans, overall performance, peer benchmarking against other companies’ skills and experience matrices, and the Board’s annual self-assessments to help identify Director skills, backgrounds and experience that may further bolster Board effectiveness. The Committee may seek new candidates to address identified gaps or evolving business needs, including specific industry expertise, or to refresh Board composition to meaningfully augment the current Board. In 2025, the Committee initiated a search for director candidates who would bring additional restaurant industry expertise to the Board, particularly in regard to operations. The Committee periodically reviews with the Board the appropriate criteria for Board membership (including experience, qualifications, attributes, skills and other characteristics) in the context of the Board’s current composition and needs, and in light of the Company’s current circumstances, future plans, and strategic initiatives. The Board seeks to ensure it maintains an appropriate balance of experience, continuity of service and fresh perspectives, and therefore it considers length of tenure when reviewing nominees. The Board does not presently impose age or term limits, but may adopt such limits if it deems them appropriate or necessary in the future.

24

Proposal 1 Election of Directors
Nomination Considerations

In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates clearly satisfy the Board-approved criteria for service on our Board, which include:

Integrity	Objectivity	Independence	Sound Judgment	Leadership	Courage

Broad and Varied Experience
Portillo’s and the Board are committed to the evolution of the structure and composition of the Board to reflect the Company’s evolving strategic priorities and to drive robust discussion and dialogue that incorporate a range of perspectives. As noted above and in the Company’s Corporate Governance Guidelines, the Board recognizes and embraces the benefits of having differing perspectives on the Board to authentically reflect those communities we serve and in which we operate. In evaluating the Board’s composition, the Nominating and Corporate Governance Committee will consider many factors, including, but not limited to professional experience, industry experience, public company exposure, skills and knowledge, thought leadership, length of service, age, cultural and educational background, and other personal attributes.

Re-Nomination and Board Refreshment Considerations
The Board recognizes the importance of evaluating individual Directors and their contributions to the Board when making re-nomination decisions.
The Board of Directors gives continuous, thoughtful consideration to the composition of our Board to maintain an appropriate mix of experience and qualifications, introduce new perspectives, and broaden the views represented on the Board.

In deciding whether to recommend a Director for re-nomination, the Nominating and Corporate Governance Committee takes several factors into consideration, which include:

Evaluation of Board Composition
•Alignment of skills and experience with Company’s strategic plans •Key competencies and qualifications •Board and Director Self-Evaluations •Board refreshment and Director tenure	•Director engagement, participation, and collaboration •Time commitment, availability and meeting attendance •Shareholder feedback

Commitment and Limits on Other Activities
Because of the time commitment associated with Board service, Directors are expected to limit the number of public company boards on which they serve to between three and five (including the Company’s Board), with the lower limit applying to Directors who are Executive Officers of the Company or at any other public company. Directors must advise the Chair of the Board in advance of accepting an invitation to serve on another board.

2026 Proxy Statement	25

Proposal 1 Election of Directors
Change in Principal Occupation
If a Director’s principal occupation or business association changes from the position the Director originally held when invited to join the Board, the Director shall promptly submit to the Chair of the Nominating and Corporate Governance Committee an offer to resign from the Board. The Nominating and Corporate Governance Committee will review whether it would be appropriate for the Director to continue serving on the Board and recommend to the Board, in light of the circumstances, a course of action that serves the best interests of the Company. Directors are also expected to inform the Chair of the Nominating and Corporate Governance Committee and the General Counsel of the Company of other events or commitments that could reasonably be perceived to be relevant to consideration about ongoing independence or that could otherwise impact the Director’s service on the Board.
Shareholder Nominations
The Nominating and Corporate Governance Committee values the input of shareholders in identifying prospective Director candidates. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by shareholders using the same criteria it applies to recommendations from the Committee, Directors, and members of the Executive Team. This criteria is described in the Nominating and Corporate Governance Committee Charter, the Company’s Corporate Governance Guidelines, and in this Proxy Statement and may evolve over time to best meet the current needs of the Company. Shareholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the attention of the Nominating and Corporate Governance Committee at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523. Invitations to serve as a nominee are extended by the Board via the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee.
If shareholders wish to directly nominate a candidate, they may do so by following the instructions and deadlines set forth in the “Shareholder Proposals” section.

26

Corporate Governance
Board and Committee Structure
Role of the Board
The Board’s role is to provide oversight and strategic direction to the Company’s leadership team and promote and further the interests of all stakeholders in driving long-term value and sustainable success of the business. The Board does not manage the Company’s day‑to‑day operations, which remain the responsibility of the Executive Team, but exercises oversight either directly or through its Committees. In fulfilling its role, the Board:
•Oversees and provides guidance to the CEO and other executives on issues of strategy and business performance
•Reviews and oversees the Company’s long-term strategic plans, key business objectives, and risks and opportunities related to sustainability, environmental, social and governance matters
•Engages in CEO succession planning and guides and oversees the development of the Executive Team
•Reviews and approves strategic plans, providing guidance to the Executive Team in formulating corporate strategy
•Reviews and offers feedback on the Company’s financial objectives, capital allocation priorities, and significant transactions and initiatives
•Designs the Company’s governance framework and practices, including Board and Committee structure and composition, to support effective and efficient Board performance
•Oversees enterprise risk management, including financial, operational, strategic, compliance, and reputational risks
•Provides guidance and oversight regarding the integrity of the Company’s internal controls, financial reporting, disclosure controls and procedures, and internal and external audit processes
•Reviews major changes in accounting principles and practices
•Evaluates and oversees the compensation of the CEO and other Executive Officers, including alignment of compensation with performance and long‑term shareholder interests
•Oversees Company compliance with applicable laws and regulations, reinforcing a culture of ethics and integrity
•Performs such other functions as the Board considers to be appropriate or necessary to carry out its fiduciary duties
Leadership Structure of the Board
The positions of Chairman of the Board and Chief Executive Officer are presently separated. Our Bylaws and Corporate Governance Guidelines, which do not require that our Chair and Chief Executive Officer positions be separate, allow our Board to determine the leadership structure that is appropriate for us at any given time, taking into account the dynamic demands of our business, our Executive Team personnel, and other factors. The Board does not have a fixed policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes that it should maintain the flexibility to select the Chair and adjust its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its shareholders. We believe the present separation between the Chair and the Chief Executive Officer best serves the Company’s present needs because it allows our Chief Executive Officer to focus on day-to-day operations, while allowing the Board Chair to guide the Board as it provides advice to and independent oversight of the Executive Team.
During those times when the Chair and the Chief Executive Officer were not the same individual, the Board determined that Mr. Miles was qualified to serve as our independent Chair because of his substantial experience leading a global retailer and distributor, operational leadership experience in the restaurant industry, public company board experience, and experience advising other companies, especially related to multi-unit operations, development, and marketing.
When the Chair and the Chief Executive Officer are the same individual, or when the Chair otherwise does not qualify as an independent Director, the independent Directors may select from among the independent Directors a lead independent Director with such responsibilities as determined by the Board. As a result, Mr. Lee was appointed to serve as the Board’s Lead Independent Director during Mr. Miles’ service as Interim Chief Executive Officer from September 21, 2025 to February 23, 2026. The Board determined that Mr. Lee was qualified to serve as our Lead Independent Director during that time period, and to serve as our independent Chairman beginning on March 10, 2026, due to his extensive leadership experience in and history of driving positive results throughout the restaurant industry.

2026 Proxy Statement	27

Corporate Governance
Board Chair responsibilities:
•Presides at all meetings of shareholders and chairs Board of Directors meetings
•May call special Board meetings
•Together with the CEO and Committee Chairs, establishes the agenda for each Board meeting
•Ensures sufficient time is allocated to key strategic, risk, and governance matters
•Reinforces a culture of ethics, compliance, and responsible oversight
•Helps ensure Board independence, integrity, and accountability
•Facilitates open discussion, constructive challenge, and informed decision‑making
•Participates in shareholder engagement on governance‑related matters, as appropriate
•Performs other duties as required by law or specified by the Board

Committee Structure
The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each Committee’s governing charter is available on our investor relations website (http://investors.portillos.com). Shareholders may also obtain a copy of any charter by writing to the Corporate Secretary at the address set forth under “2025 Annual Report and SEC Filings” below.
As of April 17, 2026, the membership of each Committee was as follows:

Name	Audit	Compensation	Nominating and Corporate Governance
Ann Bordelon	Chair
Paulette Dodson
Eugene I. Lee, Jr.
Noah Glass
Gerard J. Hart		Chair
Jack Hartung
Joshua A. Lutzker			Chair
Michael A. Miles, Jr.
Effective immediately following the Annual Meeting, the Committees will be composed as follows: Audit – Ann Bordelon (Chair), Paulette Dodson, Noah Glass, and Jack Hartung; Compensation – Gerard J. Hart (Chair), Jack Hartung, and Eugene I. Lee, Jr.; and Nominating and Corporate Governance – Paulette Dodson (Chair), Noah Glass, and Eugene I. Lee, Jr.

28

Corporate Governance

Audit Committee

Members: Ann Bordelon (Chair), Paulette Dodson, Noah Glass and Jack Hartung Meetings held in 2025: 7
Qualifications and 2025 Highlights
•Ms. Bordelon, Mr. Glass and Mr. Hartung each qualify as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d) of Regulation S-K.
•Each of Ms. Bordelon, Mr. Glass, Ms. Dodson and Mr. Hartung qualifies as an independent director for the purposes of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the Exchange Act.
•In 2025, among other accomplishments, the Audit Committee oversaw management’s progress on key technology initiatives, including the implementation of the Company’s human capital management (“HCM”) system, updates related to the use of artificial intelligence, and enhancements to the Company’s cybersecurity and information security programs.
Purpose and Responsibilities
The primary purpose of our Audit Committee under the Committee’s charter is to assist with the Board’s oversight of:
•audits of our financial statements;
•the integrity of our financial statements;
•our process relating to risk management and the soundness of our systems of internal control over financial reporting and disclosure controls and procedures;
•the qualifications, engagement, compensation, independence and performance of our independent auditor; and
•the performance of our internal audit function.

2026 Priorities

•Cybersecurity •Artificial Intelligence •Enterprise Risk Management Process

Compensation Committee

Members: Gerard J. Hart (Chair), Eugene I. Lee, Jr., Michael A. Miles, Jr. and Joshua A. Lutzker Meetings held in 2025: 6
Qualifications and 2025 Highlights
•Each of Messrs. Hart, Miles, Lee and Lutzker qualifies as an independent director for the purposes of serving on the Compensation Committee under applicable Nasdaq and SEC rules.
•Neither Mr. Miles nor Mr. Lutzker qualifies as a “non-employee director” as defined under Rule 16b-3 promulgated under the Exchange Act and, therefore, until Mr. Lee’s appointment to the Compensation Committee in June 2025, the full Board approved all equity awards granted to directors and officers of the Company for so long as they were members of the Compensation Committee. Mr. Miles did not serve on the Compensation Committee during his service as Interim CEO. For additional information, see "Director Independence.”
•In 2025, the Compensation Committee, among other accomplishments, benchmarked executive and director compensation, developed a deferred compensation approach for Directors, and supported Board and executive leadership transitions, including implementation of a short-term retention program to maintain organizational and executive leadership continuity during CEO transition.
Purpose and Responsibilities
The primary purpose of our Compensation Committee under the Committee’s charter is to assist the Board in overseeing our executive employee compensation structure policies and practices, including:
•oversight of executive performance, compensation alignment, and key human capital strategies to support long-term shareholder value;
•review, approve and recommend to the Board Executive Officer compensation arrangements, plans, policies and programs;
•evaluate performance reviews; and
•approve and recommend to the Board executive bonus plans or programs and equity-based compensation plans.

2026 Priorities

•Refine Long-term Incentive Compensation Program •Strengthen Executive Development •Focused Executive Succession Planning

2026 Proxy Statement	29

Corporate Governance
Compensation Committee Interlocks and Insider Participation
The members of our Compensation Committee as of December 31, 2025 were Messrs. Hart, Lee, and Lutzker. During 2025, none of our Executive Officers served (i) as a member of the Compensation Committee1 or board of directors of another entity, one of whose executive officers served on our Compensation Committee, or (ii) as a member of the Compensation Committee of another entity, one of whose executive officers served on our Board.

Nominating and Corporate Governance Committee

Members: Joshua A. Lutzker (Chair), Paulette Dodson and Michael A. Miles, Jr. Meetings held in 2025: 9
Key Qualifications and 2025 Highlights
•The members of the Nominating and Corporate Governance Committee reflect a deep bench of governance experience and perspectives, including a former executive for several well-known brands (Mr. Miles), an experienced public company general counsel (Ms. Dodson), and a seasoned private equity leader (Mr. Lutzker).
•Each of Messrs. Miles and Lutzker and Ms. Dodson qualifies as an independent director for the purposes of serving on the Nominating and Corporate Governance Committee under applicable Nasdaq and SEC rules. Mr. Miles did not serve on the Nominating and Corporate Governance Committee during his service as Interim CEO. For additional information, see "Director Independence."
•In 2025, among other accomplishments, the Committee conducted a comprehensive search for a new Director to enhance the Board’s composition, interviewed potential nominees, and recommended that the Board appoint Mr. Lee as a Director; the Committee also facilitated the successful onboarding of Mr. Hartung in January 2025 and Mr. Lee in June 2025.
Purpose and Responsibilities
The primary purpose of our Nominating and Corporate Governance Committee under the Committee’s charter is to recommend candidates for appointment to the Board and to oversee and provide guidance regarding the corporate governance guidelines of the Company, including:
•identify, screen, and recommend to the Board qualified candidates for nomination for election or reelection at the Annual Meeting of Shareholders or to fill Board and Committee vacancies as they arise;
•recommend to the Board the structure, composition, and membership of Board Committees;
•monitor governance trends and develop, review, and make recommendations for Board approval regarding the Company’s corporate governance guidelines and policies;
•oversee the Company’s approach to shareholder engagement, review shareholder feedback on governance matters, and report such feedback, as appropriate, to the Board;
•coordinate and oversee the annual self-evaluations of the Board and its Committees; and
•review on a regular basis the Company’s overall corporate governance framework and recommend enhancements or changes for approval by the Board where appropriate.

2026 Priorities

•Identify Director Candidates and Board and Committee Refreshment Opportunities •Assess and Optimize Areas of Committee Oversight •Continuing Education and Training for Directors

(1)    During Mr. Miles’ tenure as Interim CEO, his service on the Compensation Committee terminated; Mr. Miles resumed his service on the Compensation Committee on February 23, 2026 with the appointment of Mr. Patterson as President and CEO.

30

Corporate Governance

CEO Transition
Effective September 21, 2025, our then-Chairman, Michael A. Miles, Jr., succeeded Michael Osanloo as CEO. This transition was the result of and consistent with the succession planning process led by our Board. During Mr. Miles’ tenure as Interim CEO, the Board conducted a comprehensive search process to identify the Company’s future CEO. The process was designed to identify and select a leader with a comprehensive understanding of our business, industry and culture, and the necessary skills and breadth of experience to continue to scale and grow the Portillo’s business. As a result of that process, Brett Patterson, who most recently served as CEO of Miller’s Alehouse and has extensive experience and a proven track record in the restaurant industry, was named Portillo’s President and Chief Executive Officer, effective February 23, 2026.

Brett Patterson
President & Chief Executive Officer

Chair Transition
After joining the Portillo’s Board in June 2025, Mr. Eugene I. Lee, Jr. was appointed to the role of Chairman on March 10, 2026. Mr. Lee brings decades of restaurant industry experience and a clear legacy of success in building and growing restaurant brands. His background uniquely positions him to lead the Board at this pivotal time in the Company’s history. The Board continues to maintain its independent leadership structure.

Eugene I. Lee, Jr.
Chairman of the Board

Board Engagement in 2025

99%	12
Overall attendance by Directors at the Board meetings held during 2025	Number of special Board and/or Committee meetings during 2025

99%	100%
Overall attendance by Directors at Board and Committee meetings in 2025	Overall attendance by Directors at the 2025 Annual Meeting of Shareholders
Meetings and Attendance
The Board held fourteen meetings in 2025. Each Director attended more than 75% of the aggregate meetings of the Board and any Committees of which he or she was a member in 2025, during the time in which they served as a member of the Board and such Committees. Average overall attendance for Board meetings was 99%, and average overall attendance for Committee meetings was 99%.
The Company’s Directors recognize their individual and collective obligation to remain actively engaged and appropriately informed in the discharge of their duties. Directors are expected to devote sufficient time and attention to their responsibilities, such as preparing for, attending, and meaningfully participating in Board and Committee meetings, including reviewing materials distributed in advance of the meetings. Our Directors recognize that candor, integrity, and avoidance of conflicts, both actual and perceived, are essential to provide effective oversight and accountability. Where conflicts are unavoidable or involve related-party transactions that are determined to advance the best interests of the Company, Directors recognize their duty to ensure such matters are disclosed and handled through the proper approval process. These standards are the hallmarks of the Board’s fiduciary responsibility to the Company and its shareholders.

2026 Proxy Statement	31

Corporate Governance
Executive Sessions
The non-management Directors meet regularly in executive session without members of management present, including before or after Board and Committee meetings. If any of the non-management Directors do not qualify as an “independent Director,” the independent Directors hold at least one additional executive session each year that is attended only by independent Directors. Executive sessions may be held in connection with both Board and Committee meetings and are conducted pursuant to agendas and procedures determined by the attending Directors, as appropriate. Any authority to act on behalf of the Company or the Board during an executive session requires an express delegation of authority from the Board.
Board and Committee Self-Evaluations
Our Board conducts an annual performance self-evaluation to assess the effectiveness of the Board and its Committees and to identify areas of opportunity to enhance overall performance, strengthen oversight, and optimize the value Directors bring to the Board. This evaluation process, which reflects recognized governance best practices, is built into each of the Committee charters, with primary responsibility for the coordination of the evaluation process delegated to the Nominating and Corporate Governance Committee. The evaluation process solicits feedback on a range of issues, including Board and Committee composition and structure, meeting topics and processes, organizational effectiveness, Board functions, oversight of business strategy and financial matters, and overall governance practices. The self-evaluations assist the Board in identifying additional Director skills, experience, and perspectives that may enhance Board effectiveness. The results of the self-evaluation are reviewed by the Chair of the Board and the Committee Chairs, who discuss the findings in advance of broader discussion by the full Board and each applicable Committee. As a result of the most recent Board and Committee self-evaluations, the Board and Committees identified a handful of priority areas and related action items, which will be incorporated into the Board’s and Committees’ 2026 agendas. The evaluation process is reviewed and refreshed annually, as appropriate, to reflect evolving governance best practices and to ensure continued focus on areas of opportunity and improvement.
Our Board and Culture
Portillo’s culture is a key differentiator and helps to drive our results and long-term growth. Our culture embraces our core values of Family, Greatness, Energy and Fun and our efforts to instill, reinforce, and enhance our culture is deliberate and intentional.
Our Board is deeply engaged in understanding Portillo’s culture. We believe our Board should have a strong understanding of our culture because it is the foundation for our Company’s strategic plans and enables the Board to provide informed and honest guidance and feedback, maintaining an open dialogue with the Executive Team based on a clear understanding of the Company’s strategic plans.
Beyond the Boardroom
The commitment of our Directors extends well beyond preparation for and participation in regularly scheduled Board meetings. Engagement outside of Board meetings provides our Directors with additional insight into our business and industry and gives them valuable perspectives on the performance of our Company, the Board, our CEO and other members of the Executive Team, as well as the Company’s strategic direction.

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Corporate Governance

Director Orientation	Access to Management	Shareholder Engagement

The Nominating and Corporate Governance Committee oversees the Company’s Director onboarding program, designed to ensure new Directors quickly develop a deep understanding of our business, long-term strategy, operating model, financial performance, and company culture. This includes an immersive introduction to the Company, structured meetings with fellow Directors (including offering an experienced Director as an “onboarding partner” to support effective integration), and individualized meetings with members of the Executive Team. Directors receive a detailed reference guide. The program is designed to facilitate a smooth, successful transition and enable new Directors to meaningfully and confidently contribute to Boardroom discussions from the outset.

All Directors have full and unrestricted access to members of management both during and outside of regularly scheduled Board and Committee meetings. Directors and the Executive Team maintain regular, open communication through formal meetings and informal interactions intended to build trust, encourage candid dialogue, and ensure effective governance and oversight.

In addition to receiving regular updates on shareholder engagement activities, the Board and the Nominating and Corporate Governance Committee play an active role in reviewing and overseeing the Company’s shareholder engagement strategy, including key themes and feedback from investors. From time to time, as appropriate, members of the Board may participate directly in shareholder engagement meetings, consistent with the Company’s governance practices.

Briefings from Management	Continuing Education	Site Visits and Other Meetings

Our Executive Team provides the Board with regular and timely business briefings, including periodic updates on significant business developments, operational and performance milestones, and emerging risks. These updates enable the Board to remain well informed between regularly scheduled meetings and to provide effective oversight on matters that are significant to the Company and our industry.

Directors are encouraged to participate in ongoing director education and professional development programs, such as seminars and conferences that relate to director responsibilities, corporate governance, or other topics relevant to the Board’s oversight role. In addition, the Company periodically engages outside experts to provide educational briefings to the Board on timely and emerging topics. In 2025, these sessions covered topics such as executive compensation, investor relations, and legal, legislative and regulatory issues.

The Board aims to conduct at least one off-site meeting annually to provide Directors an opportunity to view Company operations, visit new sites and restaurants, engage with Team Members, and acquire direct insights about the Company’s execution of its strategic initiatives. Additionally, the Board holds periodic informational sessions designed to facilitate robust discussion, promote the sharing of ideas, further strengthen collaboration among the Directors and advance the effectiveness of the Board.

2026 Proxy Statement	33

Corporate Governance
Key Areas of Board Oversight
Company Strategy

Eugene I. Lee, Jr.
Chairman of the Board
“As the Company advances through leadership change and a strategic reset, the Board is actively focused on sharpening priorities, strengthening execution, and driving accountability to support long‑term value creation for shareholders.”

The Board plays a central role in overseeing the Company’s business strategy and the creation of long-term value for shareholders. In light of recent leadership changes and the Company’s strategic reset, the Board has intensified its focus on ensuring that the operating plan is aligned with shareholder priorities, market realities, and sustainable financial performance. The Board views strategic oversight as an ongoing and disciplined process designed to drive durable growth, improve execution, and enhance returns on invested capital.
Our Directors work closely with management to evaluate and refine the Company’s strategic direction, via oversight of the annual planning process, which typically takes place in the first quarter, and regular updates throughout the year. In assessing the overall strategy, the Board considers macroeconomic conditions, consumer and industry trends, regulatory developments, and learnings gleaned from recent Company performance. The Directors share insights regarding initiatives expected to generate attractive returns and support long-term shareholder value.
Following these strategic planning sessions, the Board reviews the management team’s business priorities and significant initiatives, along with Key Business Objectives, financial targets, and operational metrics. The Board evaluates how capital allocation, cost discipline, and operational focus factor into and support the Company’s strategic objectives. Board Committees provide additional oversight within their respective areas of responsibility, helping to ensure that material matters related to investments, risks, and governance considerations are thoroughly evaluated and monitored.
Throughout the year, the Board monitors progress against strategic and financial goals and provides actionable feedback to management to support effective execution and accountability. This active partnership between the Board and the Executive Team, which is charged with day-to-day operations, reinforces a governance framework focused on transparency, disciplined decision making, and consistent delivery of long-term value for Portillo's guests, Team Members, and shareholders.

Risk Oversight
Oversight of risk management efforts is managed by our Board of Directors as a whole and through those Committees to which the Board delegates oversight of risks related to their particular areas of responsibility.

Board of Directors

Our Board of Directors is responsible for:
•overseeing our risk management process
•evaluating our general risk management strategy, particularly in light of the most significant risks facing Portillo’s
•overseeing management’s implementation of risk mitigation strategies
•monitoring and assessing exposure to ongoing strategic risk

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Corporate Governance
Our Board of Directors is apprised of particular risk management matters through Committee and management reports during Board meetings and more frequently as warranted in connection with its general oversight and approval of corporate matters and significant transactions.

Audit Committee
Oversight of Financial Risks
•Overseeing our major financial risk exposure and the steps our Executive Team has taken to monitor and control these exposures
•Overseeing the performance of our internal audit function, and considering and approving or disapproving any related-party transactions
Oversight of Enterprise Risk Management
•Overseeing our enterprise risk management (“ERM”) program, including monitoring the Company’s ERM assessment, analysis, and resulting strategies to mitigate such risks, such as development of incident response and business continuity plans
Oversight of Cybersecurity Risks
•Assisting the Board in the oversight of cybersecurity and other technology risks, and applicable laws, regulations and standards; regularly reviewing with the Executive Team cybersecurity risk mitigation and incident management procedures, vulnerability assessments, and use of artificial intelligence and technology; providing input regarding our initiatives designed to strengthen internal cybersecurity controls, including security awareness training, our responses to specific cybersecurity incidents, and our strategy to detect, monitor, and prevent cybersecurity threats

Compensation Committee
Oversight of Human Capital Management Risks
•Overseeing risks related to the Company’s human capital management practices, including compensation philosophy and design, recruitment and retention of Team Members, talent and succession planning, engagement, and total rewards in the form of compensation and benefits offered to Team Members across the Company
Oversight of Compensation Risks
•Assessing and monitoring our compensation policies and practices for all Team Members, including our Named Executive Officers, to ensure they are not likely to drive behaviors that could create undue risks for the Company; providing input to ensure that our compensation philosophy reflects Pay-for-Performance principles and is aligned with shareholders’ interests and that our compensation programs are competitive yet balanced

Nominating and Corporate Governance Committee
Oversight of Corporate Risks
•Assisting the Board in its oversight of the Company’s practices, policies, procedures, strategies and initiatives relating to corporate governance matters, including shareholder engagement and activism, Board composition and refreshment, and sustainability (including environmental, supply chain and food safety issues)

2026 Proxy Statement	35

Corporate Governance
While the Board and Committees oversee risk management strategy, management is tasked with executing that strategy. Management works with the appropriate cross-functional teams to assess, monitor and mitigate material risks. Throughout 2025, the Company fortified its risk management efforts by conducting an enterprise risk assessment process to identify and evaluate risks that could materially impact the Company’s strategic objectives and business performance. Senior leaders across the organization contributed to the assessment by identifying and assessing key risks, which were then evaluated using standardized criteria, including potential impact, likelihood, and degree of control.
In support of business continuity and operational resilience, the Company maintains a formal Incident Management Plan that is subject to ongoing review and refinement to establish clear severity levels, cross-functional coordination, and consistent response procedures for potential operational disruptions. The plan is designed to complement broader business continuity processes and provides a framework for timely and effective incident response efforts.
In parallel, the Company maintains an Information Technology Disaster Recovery Plan that is subject to ongoing review to ensure the recoverability of critical systems in the event of a disruption. The Plan outlines recovery objectives, system priorities, and procedural responsibilities. The Company also maintains Business Continuity Plans that are periodically reviewed to maintain critical operations during potential disruptions. These Plans were designed around business priorities, key dependencies, and recovery strategies, supporting resilience across essential functional areas and activities.
To further enhance preparedness, the Company conducts periodic incident management training and tabletop scenario exercises involving cross-functional teams. These exercises simulate different types of high-impact events over time, allowing participants to test response capabilities, clarify roles and responsibilities, and identify opportunities for improvement.
The 2025 risk and resilience efforts outlined were reviewed with and presented to the Audit Committee to support its ongoing oversight and governance responsibilities.
Executive Succession Planning
The Board and management recognize the importance of continuously developing our executive talent while engaging in thoughtful succession planning exercises, identifying potential internal and external candidates, and preparing for emergency situations that may arise. Our Compensation Committee conducts comprehensive annual talent assessments that include succession planning for the Executive Team and the Company’s management development program. The Board and Compensation Committee conduct additional reviews as needed to bolster development efforts, such as executive coaching and peer reviews. The Board considers from time to time, as appropriate, potential successors to the CEO in the event of resignation, retirement or disability.
Portillo’s has a robust and formal talent and succession planning program, which includes all levels of the organization. In connection with this process, the CEO reports to the Board annually and from time to time on the Company’s succession planning and management development efforts. Portillo’s views succession planning as an ongoing process, not an “event,” and is focused on the following objectives:
•Develop a succession plan to support our growth strategy in addition to planning for different succession scenarios, such as emergency, accelerated and orderly transitions
•Link succession planning to strategy by refreshing Executive Team profiles that focus on what is most needed to lead Portillo’s now and in the future
•Assess the readiness of current key Executive Team members to assume the responsibilities of top leadership positions and the Company’s plans and timeframes for addressing any gaps in readiness
•Ensure that Executive Team members have clear and actionable development plans, including coaching, and establish a regular and transparent process for leadership and the Board to track and assess progress

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Corporate Governance
AI Governance
Responsible AI at Portillo’s
Portillo’s recognizes that artificial intelligence (“AI”) is an important tool that can enhance the way we work. Portillo’s supports our workforce in learning about, utilizing, and deploying AI in a way that enhances our business. As we use AI in our operations, we are defining a safe and deliberate path for AI usage, focused on maintaining strong governance and oversight in order to ensure we operationalize AI responsibly.
AI Governance Program
Our AI Governance Program helps to ensure we are using AI systems in a transparent, trustworthy, fair, explainable and secure manner. We believe effective governance starts with the tone at the top, and our Board of Directors and leadership are directly involved in shaping our AI Governance Program, which applies to our entire workforce.

Board of Directors
•Receives regular updates on our AI Governance Program and our use of AI
•Oversees our Enterprise Risk Management program, which includes controls over risk categories related to AI use
•Audit Committee oversees our processes related to risk management, compliance with legal and regulatory obligations, and controls and material risks relating to information security and data privacy

AI Task Force •A cross-functional committee comprised of leaders from multiple business functions •Sets the strategic direction for the use of AI at Portillo’s

Information Security Committee
•Oversight of development and implementation of security practices and policies
•Fosters a strong culture of cybersecurity “care and concern” throughout Portillo’s
•Meets in the first and third quarters, and more frequently as needed with new developments
•Implements AI Acceptable Use Policy and practices, and builds secure and segmented AI platform access for approved users, based on business needs

Team Members
•Accountable to abide by our AI Acceptable Use Policy, and for the accuracy and quality of content that is obtained from and/or modified by approved AI platforms
•Required to submit new AI use cases or AI support requests to the IT Team, which may be shared with the AI Task Force
•Participate in Company meetings and training sessions, during which AI usage practices and guidelines are shared and reinforced

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Corporate Governance
AI Acceptable Use Policy
Portillo’s has identified and configured specific AI platforms that have been deemed safe for use by Team Members and offers select access to other specified AI platforms, if a Team Member has submitted a valid business use case that has been approved by the appropriate management team member.
Portillo’s has also developed an AI Acceptable Use Policy that serves as a framework to outline the responsible and beneficial use of AI in our business. The following outlines the primary considerations set forth in that policy.

AI Use Cases Details use case examples for our business, such as large language model platforms, image generation, and business process automation	Training Training made available for approved AI systems, like the Co-Pilot platform

AI Risks Acknowledgement of risks associated with using AI platforms, including data privacy, information accuracy, and security risks	AI Use Limits Prohibition on using any web- or mobile-enabled AI platforms outside of those identified explicitly for Company use, with violations subject to disciplinary action

Safe Path for Usage
Specifies that common use cases should be completed only using systems that have been vetted and configured for safe use through security assessments and disciplined use of enterprise licensing compliance with data privacy standards
User Responsibilities Establishes user responsibility for the accuracy and quality of content that is obtained from and/or modified by AI platforms

Shareholder Engagement and Communication with the Board
Portillo’s commitment to transparency extends to a robust shareholder engagement program. Via our integrated, internal Investor Relations function, we place a high priority on providing both reactive and proactive interaction with current and potential shareholders. We make best efforts to maintain regular, ongoing dialogue with the investment community to gather key insights on everything from Company strategy to governance practices.
Shareholders have continually provided valuable information which has led to enhancements in many areas of our business, including Board composition, capital deployment/investments, and our overall approach to restaurant growth. Portillo’s took major steps in 2025, in part due to these discussions, to implement a Development reset last fall, and made adjustments in our overall strategy and leadership direction that will continue to shape the future of Portillo's.
We communicated with our shareholders, prospective investors, and other stakeholders in a variety of ways throughout the year, including through virtual meetings and in-person events hosted by us or others. Discussions primarily centered on Company results, leadership changes, macroeconomic conditions, consumer behavior and sentiment, our longer-term growth strategy, capital investment, optimization of our restaurant footprint and design, Company culture, and other restaurant industry trends and developments. We also engaged with investor groups by hosting them at our Beef Bus at ICR in January 2025 and at several of our restaurants whenever possible.
Our investor outreach also includes proactive, recurring conversations with stewardship teams and proxy, governance, and compensation practice specialists. Portillo's is committed to offering and conducting these conversations each proxy voting season, while also making ourselves available for off-season touchpoints whenever needed and upon request. Notable attendees on the Portillo's side include the CFO, Chief People Officer, General Counsel and Corporate Secretary, External Communications and Investor Relations. Our CEO and Board members also participate in select conversations with large stakeholders when available.

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Corporate Governance
We welcome feedback. Any shareholder or other interested party may contact the Board of Directors, including the Chairman of the Board or the independent Directors as a group, or any individual Director or Directors, by writing to the intended recipient in care of Portillo’s Inc., 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Our General Counsel and Corporate Secretary, or her designees, will review and sort communications before forwarding them to the appropriate addressee, although communications that do not, in the opinion of the General Counsel and Corporate Secretary or her designees, deal with the functions of the Board or a Committee or do not otherwise warrant the attention of the addressees may not be forwarded.
Shareholder Engagement Highlights

With Whom Do We Engage? We engage with a wide range of constituents, including: •Institutional and Retail shareholders •Sell-side analysts •Prospective shareholders
How Do We Engage?
We pursue multiple avenues for engagement, including:
•Quarterly investor calls
•Investor conferences and presentations
•Company-hosted investor meetings, both in-person and virtual
•Company-hosted restaurant visits

Who Is Involved in Engagement? •Executive leadership team •Members of the Board of Directors, as appropriate •Investor Relations, Finance and Communications teams
Topics of Engagement
Our interactions have covered a broad range of business topics, including:
•Macroeconomic conditions, including consumer behavior
•Longer-term growth strategy, operational improvements, and capital allocation priorities
•Company culture
•Restaurant industry trends and developments

2026 Proxy Statement	39

Portillo’s for Good
As part of our commitment to delivering value to all of our stakeholders, we recognize the importance of being thoughtful and deliberate about how we impact the environment and society, as well as how we enhance our corporate governance practices. We are proud of the steps that we’ve taken to support our people and communities, enhance our sourcing and sustainability efforts, and strengthen our corporate governance practices. For additional information, see www.portillos.com/good.

People & Community	Sourcing & Sustainability	Corporate Governance
People-Centric, Values-Driven Approach
Portillo’s focuses on strengthening engagement, developing talent, and delivering competitive total rewards to drive long-term growth and business and operational performance. The Company maintains industry-leading retention across both hourly and management roles, reflecting a stable workforce in a highly competitive labor environment. We gather regular feedback through engagement surveys, roundtables, and Team Member interviews to inform actions and enhance the Team Member experience.
The Company invests in building internal talent through leadership development programs, succession planning, and individualized development plans, with a focus on promoting from within and growing its leadership pipeline.
The Company’s total rewards programs are designed to attract, retain, and motivate Team Members and align compensation with performance. These programs include competitive pay, and performance-based short-term incentives tied to financial and operational results, including long-term equity incentives for General Managers and other key leaders. The Company also offers an employee stock purchase program reinforcing alignment with shareholder interests.
In addition, the Company provides benefits, wellness programs, and flexible scheduling to support Team Member performance, engagement, retention, and workforce stability.
Our Community Impact
With a strong commitment to our value of Family, it’s no surprise that our teams are passionate about supporting the communities in which we live and operate. We maintain a number of initiatives that allow us to support great causes and organizations and make it possible for us to partner with guests to support the causes that mean the most to them as well.

•Fundraisers - We partner with local organizations and schools to host fundraisers, donating 20% of in-restaurant sales to participating groups. In 2025, we hosted 1,465 fundraisers and raised over $280,000 for our communities.
•In-Kind Donations - We give back to local communities and organizations by donating food and gift cards for silent auctions, raffles and fundraisers. We donated over $40,000 in gift cards and $100,000 in food in 2025.
•Heart of Portillo’s Fund - In June 2020, Portillo’s launched The Heart of Portillo’s Fund (“HOP”), a 501(c)3 organization dedicated to supporting our Team Members facing financial hardships. In 2025, the fund raised over $180,000 to provide emergency assistance to Team Members, awarding 50+ grants.

•New Restaurant Openings & Sneak Peek Meals - At new restaurant openings, we support local organizations through sneak peek meals and food donations to local hospitals and first responders. In 2025, we partnered with nine organizations and donated $38,000 to local nonprofits, in addition to food contributions.
•Kids’ "Reading (and Good Grades) Takes the Cake" Program - This program rewards student achievement by partnering with teachers to recognize reading success and good grades with a certificate and a free slice of chocolate cake. In 2025, we shipped over 210,000 of these student reward packages.

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Portillo’s for Good
Sourcing and Sustainability Initiatives
We strive for excellence when it comes to food quality, using only ingredients that meet our stringent standards and specifications. We partner with a variety of companies similarly aligned with producing and providing high quality products, each of which goes through a comprehensive evaluation process to ensure they will satisfy our standards and expectations on a continual basis. This facilitates real-time performance assessments to identify any potential gaps in food safety or quality and implement corrective measures where required. Further, our relationships with our suppliers and distribution partners are governed by a Supplier Code of Conduct to ensure that all parties are conducting themselves in a responsible, ethical way.
We have taken a thoughtful look at our supply chain and operations to identify opportunities to embrace environmental consciousness in ways that make a difference to our guests, Team Members and shareholders. In 2025, we continued to identify opportunities to improve sustainability and decrease waste in our packaging, and we continued to build on opportunities to limit food waste, including donating food prepared during trainings and partnering with suppliers.
Corporate Governance
At Portillo’s, everyone from our Team Members to our Executive Team to our Directors is committed to the ethical operation of our business.
Our website is located at www.portillos.com, and our investor relations website is located at http://investors.portillos.com. We are subject to the informational requirements of the Exchange Act and file or furnish reports, proxy statements and other information with the SEC. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, statements of changes in beneficial ownership and amendments to those reports are available for free on our investor relations website as soon as reasonably practicable after we electronically file them with, or furnish them to, the SEC.
Availability of Corporate Governance Documents

	Audit Committee Charter	Compensation Committee Charter	Nominating and Corporate Governance Committee Charter

Corporate Governance Guidelines	Code of Business Conduct	Stock Ownership Guidelines	Insider Trading Policy	Regulation FD Policy

investors.portillos.com/corporate-governance/governance-overview
Code of Business Conduct
Our Code of Business Conduct applies to our Directors, officers and Team Members. A copy of the Code is available on our investor relations website at http://investors.portillos.com.

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Portillo’s for Good
Director Compensation
Independent Director Compensation Program
In consultation with Meridian Compensation Partners, the Compensation Committee’s independent compensation consultant, the Compensation Committee periodically reviews our Independent Director compensation program to ensure continued alignment with comparable companies and sound governance practices. The Committee last reviewed director compensation in 2025 and did not recommend that the Board approve any changes to the Independent Director compensation program.
Under our independent Director compensation program, our Directors receive a cash retainer and an annual equity award as well as additional cash fees for service as Board Chair or Committee Chair. Directors may elect to receive any or all of their cash fees in equity rather than cash, if they prefer. Compensation paid to our Independent Directors for services in 2025 is further described below. Mr. Osanloo, our former President and CEO and former Director, received no separate compensation for his services as Director in 2025. Compensation information for Mr. Osanloo is included in the Executive Compensation section. Mr. Miles served as Interim President and CEO, and his compensation for 2025 is also shown in the Executive Compensation section.

Annual Independent Director Compensation

■	Annual RSUs Retainer
■	Annual Cash Retainer

2025 Additional Annual Cash Compensation
Board Chair Fee:	$95,000
Lead Director Fee:	25,000
Audit Committee Chair Fee:	25,000
Compensation Committee Chair Fee:	20,000
Nominating and Corporate Governance Committee Chair Fee:	15,000
Independent Director Cash Compensation
We pay an annual cash retainer of $80,000 to each Independent Director, an additional annual cash retainer of $95,000 to our Board Chair, and Committee fees as set forth in the table above. All cash retainers are paid quarterly in arrears and prorated based on the number of days that a Director serves in such capacity. We also reimburse Independent Directors for reasonable travel expenses in connection with their Board duties. Each Independent Director can elect to receive any or all of their cash fees in equity rather than cash, if they prefer, in which case the shares become fully vested by year-end.
Independent Director Equity Compensation
We grant an annual equity retainer in RSUs with a grant date fair value of $120,000, rounded down to the nearest whole share, to each Independent Director who is elected at the Annual Meeting of shareholders or is initially appointed as an Independent Director other than at the Annual Meeting. The award for a new Independent Director who is initially appointed other than at an Annual Meeting may be prorated. In 2025, each Independent Director was granted an annual equity award in the form of RSUs with a grant date fair market value of approximately $120,000 on April 15, 2025. The RSUs vested in full on December 31, 2025. The awards are subject to forfeiture if the Director’s service terminates for any other reason other than death or disability.

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Portillo’s for Good
2025 Director Compensation
The following table sets forth information concerning the compensation of our independent Directors for the fiscal year ended December 28, 2025 (“Fiscal Year 2025”).

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Option awards ($)	All other compensation ($)	Total ($)
Ann Bordelon	105,000	120,000	—	—	225,000
Noah Glass	80,000	120,000	—	—	200,000
Paulette Dodson	80,000	120,000	—	—	200,000
Gerard J. Hart	100,000	120,000	—	—	220,000
Joshua A. Lutzker	—	215,000	—	—	215,000
Jack Hartung	—	200,000	—	—	200,000
Eugene I. Lee, Jr(3)	—	129,166	—	—	129,166
(1)The amounts represent restricted stock units granted on April 15, 2025 at a stock price of $12.08, which vested in full on December 31, 2025 at a stock price of $4.54 per unit, the closing stock price on December 31, 2025.
(2)The number of stock options and RSUs outstanding held by each independent Director (representing unexercised stock options and unvested RSUs) at December 28, 2025 is as follows: Ms. Bordelon has 59,644 unexercised stock options and 9,933 unvested RSUs, Mr. Glass has 59,644 unexercised stock options and 9,933 unvested RSUs, Ms. Dodson has 9,933 unvested RSUs, Mr. Hart has 59,642 unexercised stock options and 9,933 unvested RSUs, Mr. Lutzker has 17,798 unvested RSUs, Mr. Hartung has 16,556 unvested RSUs and Mr. Lee has 11,779 unvested RSUs.
(3)Eugene I. Lee, Jr. joined the Board in June 2025; fees earned were prorated based on length of service and reflect Mr. Lee’s election to receive his cash fee in the form of equity.

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Portillo’s for Good
Our Executive Officers
The names of our current Executive Officers, their ages, and their positions with Portillo’s as of June 9, 2026, are set forth below. Executive officers are elected by our Board to hold office until their successors are elected and qualified. There are no family relationships among our Directors or Executive Officers.

Brett Patterson joined Portillo’s as President & Chief Executive Officer in February 2026. Prior to joining Portillo’s, Patterson served as CEO of Miller’s Ale House from September 2024 to February 2026, a brand owned by Roark Capital. He also previously served as Executive Vice President with Bloomin’ Brands and President of Outback Steakhouse from 2017 to 2024, and held previous leadership roles with Carrabba’s Italian Grill, Steak and Ale, Bahama Breeze, and Ruby Tuesday.
In this role, Brett leads the Company’s overall strategy, with a focus on market positioning, new restaurant growth, and operational excellence, with continued investment in Team Members and the guest experience.
With more than three decades of leadership experience across large, national brands, Brett has a strong background in operations, team development, and driving sustainable growth. Throughout his career, he’s been recognized as a people-first leader with a proven ability to deliver strong returns.
Brett holds a Bachelor of Science/Bachelor of Arts in Business Administration with a focus on Finance from the University of Florida.
Brett’s favorite Portillo’s menu item is the Italian Beef & Sausage Combo.

Brett Patterson, 57 President, Chief Executive Officer and Director

Michelle Hook is Portillo's Chief Financial Officer, overseeing the brand's Finance, Supply Chain and IT functions. Michelle joined Portillo's in December 2020.
Previously, Michelle spent more than 17 years at Domino's, advancing her career in various financial roles. There, she served as Vice President of Finance for global FP&A and investor relations, where she led the teams responsible for supporting global FP&A, strategic finance analytics, U.S. franchise operations and marketing, Domino's technology, and investor relations. She also served as Vice President of Global Operations and held various accounting and finance positions with increasing responsibilities since joining Domino's in 2003. She was a member of the company's initial public offering team in 2004, as well as numerous recapitalization teams.
Prior to joining Domino's, Michelle was with Holcim, one of the largest manufacturers and suppliers of cement around the world. She began her career as a senior auditor at Arthur Andersen LLP, based in Detroit.
Michelle holds an MBA from the University of Michigan, a B.A. in accounting from Michigan State University, and is a certified public accountant. She resides in Michigan with her husband and their two daughters.
Michelle’s favorite Portillo’s menu item is the Italian Beef, with sweet and hot peppers.

Michelle Hook, 51 Chief Financial Officer and Treasurer

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Portillo’s for Good

Tony Darden joined Portillo’s as Chief Operating Officer in December of 2024. He brings more than 20 years of cross-functional executive leadership as well as an obsession with operational excellence.
Tony served as Senior Vice President and Chief Operating Officer of Jack in the Box from 2021 to 2024. Previously, he was the President of MOOYAH Burgers from 2019 to 2021, as well as Chief Operating Officer for Taco Bueno Restaurants and Sun Holdings. Tony has also held leadership roles at Panera Bread and Metromedia Restaurant Group.
Tony has a degree from Azusa Pacific University. When not working, he enjoys spending time with his wife and two sons.
Tony’s favorite Portillo’s menu item is the Italian Beef, dipped with hot peppers, and chocolate cake.

Tony Darden, 55 Chief Operating Officer

Jill Waite is the Chief People Officer at Portillo's. Prior to joining Portillo's in 2019, she held several Human Resources and Operations roles in the retail, grocery, and fitness industries with companies such as Sephora and 24-Hour Fitness.
Jill leads Portillo’s people strategy to support growth, operational performance, and a culture rooted in the brand’s values of family, greatness, energy, and fun. She oversees talent acquisition, leadership development, total rewards, and team member experience, ensuring the Company attracts, develops, and retains high-performing teams. Jill partners with executive leadership to align people initiatives with business priorities, while fostering an environment that feeds passions and creates lifelong memories for both guests and team members.
Jill has a Bachelor's degree in Management from the University of Florida.  Jill lives in Chicagoland with her husband of nearly 20 years and their two sons.
Jill’s favorite Portillo’s menu items are the Italian Beef, cheese fries, and our famous chocolate cake.

Jill Waite, 48 Chief People Officer

Kelly Kaiser joined Portillo's as General Counsel & Corporate Secretary in 2023. She brings more than 20 years of in-house legal experience, having led law departments at both private and publicly-traded organizations, most recently serving as General Counsel at Life Fitness from 2019 to 2023. Prior to that, Kelly held positions of increasing responsibility during her tenure at Brunswick Corporation, including management of the Bowling & Billiards legal function.
As General Counsel, Kelly leads the Portillo’s Law Department and works closely across the organization to deliver practical, business‑focused solutions. She oversees legal matters such as securities and corporate governance, commercial contracts and leases, litigation, labor and employment matters, and regulatory compliance.
Kelly earned a B.A. in Political Science and a J.D. from the University of Kentucky. She lives in Chicago with her husband and their two boys.
Kelly’s favorite Portillo’s menu item is the char-broiled cheeseburger.

Kelly Kaiser, 51 General Counsel and Secretary

2026 Proxy Statement	45

Portillo’s for Good

Keith Correia joined Portillo’s in April 2024 after leading the IT team at Steak N Shake as Chief Information Officer from 2019 to 2024, where he had a proven track record of leveraging technology to drive efficiencies as well as improving team and guest experiences.
Keith’s restaurant career began in field operations with Dairy Queen. He led the operations turnaround for multiple restaurants regions, and later oversaw various business functions, including project management, equipment innovation, training, retail technology, and operations efficiency. He ultimately transitioned to leading IT and innovation for Dairy Queen before joining Steak N Shake.
Keith holds a Bachelor’s degree in Geology from Union College. He holds Harvard Business School certifications in AI operational models, is a graduate of the Deloitte CIO Lab program, and is a core member of the Retail Hospitality ISAC, a cybersecurity intelligence community. He lives in Chicagoland with his family.
Keith’s favorite Portillo’s menu item is the Italian Beef sandwich.

Keith Correia, 54 Chief Information Officer

Denise Lauer was appointed Chief Marketing Officer of Portillo’s in September 2025. Prior to joining Portillo’s, she served as Chief Marketing Officer of Marco’s Pizza from 2023 to 2025, one of the nation’s fastest growing QSR pizza concepts. She also held marketing leadership roles in insurance and consumer packaged goods, including serving as Chief Marketing Officer of Morton Salt from 2017 to 2021, where she revitalized one of America’s most enduring brands through strategic initiatives focused on brand modernization, customer-centricity, and digital transformation.
Recognized as a catalyst for growth, she is passionate about developing culturally relevant brands that create meaningful connections with consumers while delivering measurable business impact, including in her early roles at PepsiCo’s Quaker Foods & Snacks, FedEx and Eaton Corporation.
At Portillo’s, Denise leads key functions including brand, advertising, design, digital, loyalty, social media, and field marketing.
Denise holds a Bachelor of Arts degree from John Carroll University. She and her husband live in Chicago.
Denise’s favorite Portillo’s menu item is the Italian Beef sandwich with Hot Peppers.

Denise Lauer, 48 Chief Marketing Officer

Jennifer Pecoraro-Striepling joined Portillo’s as Chief Development Officer in March 2026. Prior to joining Portillo’s, Jennifer served as Chief Development Officer at Miller’s Ale House from October 2025 to February 2026, where she led development strategy across Real Estate, Design, Construction and Procurement. Prior to Miller’s Ale House she was the Chief Development Officer at Walk-on’s Sports Bistreaux from 2023 to 2025. Earlier in her career, Jennifer held senior development leadership roles at Papa John’s International from 2020 to 2023 and Bloomin’ Brands.
She is a restaurant development executive with more than 25 years of experience leading large-scale growth initiatives across some of the world’s most recognized restaurant brands. Her expertise spans real estate strategy, restaurant design, construction, procurement, and asset management, with a focus on building scalable systems that enable disciplined and sustainable expansion.
Jennifer holds a Bachelor’s degree in Interior Design from Mount Mary University. She lives in Florida with her family.
Jennifer’s favorite Portillo’s menu item is the Chicago-Style Hot Dog, no sport peppers.

Jennifer Pecoraro-Striepling, 51 Chief Development Officer

46

Proposal 2	Advisory Vote on Executive Compensation

We are including an advisory vote on the compensation paid to our Named Executive Officers (“NEOs”), as required under Section 14A of the Exchange Act, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), and related SEC rules. An advisory vote is not binding on the Company, but our Compensation Committee and Board intend to take the results of the advisory vote into consideration when making NEO compensation decisions. This proposal is frequently referred to as “Say on Pay” and allows shareholders to express their overall opinion on executive pay. The vote does not speak specifically to any particular element of compensation or any particular NEO. Instead, it is an opportunity to express approval or disapproval on the Company’s overall compensation philosophy, practices and procedures. We expect to conduct a Say on Pay vote annually, with the next advisory vote occurring at our 2027 Annual Meeting of Shareholders.
We believe that our compensation philosophy and practices do an excellent job of tying our NEOs’ compensation to our strategic objectives and that they are linked to the creation of sustainable value for shareholders. The following sections explain in greater detail our philosophy, the elements of compensation, the targets assigned and how those elements and targets work together to achieve critical objectives.
Our Compensation Committee will consider the results of this proposal when reviewing our compensation philosophy and determining compensation structure going forward and intends to, along with other members of the Board, continue to engage with our shareholders to understand and address any concerns as they arise.
Accordingly, we ask our shareholders to vote “FOR” the following resolution:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement for the Company’s 2026 annual meeting of shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
Voting Requirement
The approval, on an advisory basis, of our NEO compensation requires an affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2. Abstentions shall be counted as a vote against the proposal and broker non-votes shall have no effect.
The result of this proposal is non-binding, but shall be considered by the Compensation Committee and the Board when making future compensation decisions.
Recommendation of the Board of Directors

The Board recommends a vote “FOR” ratification of the approval, on an advisory basis, of the compensation for our NEOs.

2026 Proxy Statement	47

Proposal 2 Advisory Vote on Executive Compensation

Compensation Discussion & Analysis

Compensation Discussion & Analysis	48	Executive Compensation Tables	65

Named Executive Officers	48	Summary Compensation Table	65

Compensation Philosophy	49	Grants of Plan-Based Awards	66

Compensation Process	50	Outstanding Equity Awards at Fiscal Year-End	67

Compensation Practices at a Glance	52	Options Exercised and Stock Vested	68

Elements of Compensation	53	Non-Qualified Deferred Compensation	68

2025 NEO Compensation	54	Potential Payments Upon Termination	68

Executive Employment Arrangements	61	CEO Pay Ratio	70

Other Benefits	62	Pay Versus Performance	70

Additional Compensation Practices	63	Relationship Between Pay and Performance	72

Compensation Committee Report	64
Named Executive Officers
This Compensation Discussion & Analysis (“CD&A”) discusses our executive compensation philosophy and programs, decisions the Compensation Committee and the Board have made under those programs, and the factors considered in making those decisions. We have included compensation information for our: (i) two principal executive officers (“PEOs”); and (ii) four most highly compensated executive officers serving at fiscal year-end (other than PEO). This CD&A focuses on the material components of the executive compensation program for our “Named Executive Officers” or “NEOs” for Fiscal Year 2025.
Brett Patterson joined the Company, effective February 23, 2026, serving as the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors. His compensation arrangement can be found in “Executive Employment Arrangements.”
For 2025, our NEOs were:

Michael Osanloo Former President and Chief Executive Officer	Michael A. Miles, Jr. Interim President and Chief Executive Officer	Michelle Hook Chief Financial Officer and Treasurer	Tony Darden Chief Operating Officer	Jill Waite Chief People Officer	Kelly Kaiser General Counsel and Secretary

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Proposal 2 Advisory Vote on Executive Compensation
Compensation Philosophy
The Company’s executive compensation philosophy is designed to drive sustained performance, align with long-term shareholder value creation, and support the retention of key leadership talent.
Our Compensation Committee structures total compensation so that a significant majority of executive pay is variable and contingent upon the achievement of pre-established, objective performance goals. This approach reinforces a strong pay-for-performance orientation and aligns executive outcomes with Company performance over both the short and long term.
We maintain a disciplined framework that balances market competitiveness, performance-based differentiation, and effective governance practices, consistent with shareholder expectations.
Our executive compensation policies and practices include:
•Pay-for-Performance Our compensation program is designed to ensure a strong correlation between pay and performance. A substantial portion of executive compensation is at risk and tied to quantifiable financial and strategic metrics, with payout opportunities aligned to the level of achievement against these goals. This structure supports clear line-of-sight between performance outcomes and realized compensation.
•Alignment with Shareholder Interests Executive compensation is directly linked to Company performance, with incentive outcomes tied to financial results, strategic priorities, and individual contributions. Our long-term incentive program emphasizes multi-year vesting and sustained financial performance, reinforcing alignment with long-term shareholder value creation and discouraging short-term decision-making.
•Independent Oversight and Governance The Compensation Committee, composed entirely of independent directors, oversees the design and administration of the executive compensation program. The Committee exercises independent judgment, supported by external advisors, to ensure that compensation outcomes are aligned with performance, competitive market practices, and shareholder interests.
•Attracting, Retaining and Engaging Top Talent We provide competitive total compensation opportunities that are differentiated based on performance and criticality of role. Our programs are designed to attract and retain leaders capable of driving the Company’s growth and delivering consistent results.
•Broad-Based Benefits Our executive benefits program is aligned with those offered to other management Team Members, including health, retirement, stock purchase, paid time off, life insurance, and disability benefits. This approach reinforces a consistent and equitable total rewards philosophy across the organization.
•Risk Mitigation and Responsible Pay Practices: Our compensation programs are designed to discourage excessive risk- taking and promote long-term decision-making. Key features include: caps on incentive payouts, multi-year vesting requirements, clawback provisions as described under Clawback Policies, and balanced performance metrics. These elements support a prudent risk profile and are consistent with governance practices.
•Stock Ownership, Anti-Pledging and Anti-Hedging Policies We maintain robust stock ownership guidelines applicable to Executive Officers and Board members to reinforce alignment with shareholders. The Company prohibits hedging, pledging, and holding Company securities in margin accounts, ensuring that leadership maintains meaningful and direct exposure to changes in stock price consistent with shareholder alignment best practices.

2026 Proxy Statement	49

Proposal 2 Advisory Vote on Executive Compensation
Compensation Process
The Compensation Committee maintains a disciplined and rigorous approach to overseeing executive compensation and making compensation decisions throughout the year. The Committee annually evaluates the design and competitiveness of the Company’s executive compensation program, considering individual performance, Company growth, profitability, and overall business results. In support of this review, the Committee engages an independent compensation consultant and considers market data from a defined peer group of comparable companies.
In 2025, the Committee continued to retain Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant. In making compensation decisions, the Compensation Committee considers the scope of each NEO’s responsibilities and their effectiveness in advancing the Company’s short- and long-term strategic objectives. The Committee establishes base salary, annual incentives, long-term incentives, and total compensation opportunities at levels designed to attract, motivate, and retain high-performing executive talent in a competitive market.
In Fiscal Year 2025, the Compensation Committee conducted a comprehensive evaluation of each component of compensation and overall total direct compensation for the Company’s NEOs. This review incorporated individual performance, Company performance, and market data, including publicly-available information, private survey data, and peer group practices, to assess competitiveness and evolving market trends, with particular focus on long-term incentive design. The Committee reviewed target total direct compensation for 2025, informed by data provided by its independent compensation consultant, Meridian, to ensure the Company’s compensation practices are aligned with its competitive market.
The following timeline of key events reflects the Committee’s process for executive compensation in 2025.

Ongoing
•Compensation Committee reviews the Company and executives’ progress toward key objectives, and assesses whether they are still designed to promote the Company’s best interests
•Engages an independent consultant, who provides ongoing guidance and compensation recommendations and conducts extensive market research from a restaurant industry-focused subset of peers
•Engages with shareholders upon request to gather input on executive compensation matters

Early in Fiscal Year
Establish Plan Design and
Key Metrics
•Sets annual compensation calendar
•Compensation Committee sets the Company’s performance target and the CEO’s individual performance objectives after considering the Company’s strategic objectives
•CEO develops performance objectives for the Executive Officers in collaboration with them
•In Fiscal Year 2025, we conducted a thorough evaluation of each component of compensation and the overall total direct compensation for our NEOs, benchmarking against market standards and individual performance evaluations

After Fiscal Year End
Determine Performance and Payouts
•Compensation Committee conducts a thorough annual evaluation of CEO (includes performance assessment and compensation analysis)
•Convenes in executive session to review CEO’s performance evaluation results and compensation, after engaging in personal interviews with individual Board members and considering data from independent consultant, assessing achievement against predetermined objectives
•Determines CEO compensation for upcoming year and presents recommendations to Board for discussion during executive session
•CEO conducts a comprehensive evaluation of each executive, considering achievement of agreed-upon objectives, demonstrated leadership effectiveness, and critical role-specific skills and capabilities. The CEO then presents his performance assessments and related compensation recommendations to the Compensation Committee.

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Proposal 2 Advisory Vote on Executive Compensation
Roles and Responsibilities

Party	Responsibilities
Compensation Committee
•Sets the governance framework by maintaining full authority over executive compensation decisions, with support from independent advisors and management, ensuring alignment with shareholder interests and robust governance practices
•Sets annual Compensation Committee calendar
•Works with management, including the CEO, to establish pre-defined objective performance goals that are annually aligned with long-term shareholder value creation, ensuring pay-for-performance
•Assesses CEO's performance with the CEO not present during deliberations or decision-making related to overall CEO performance against set objectives and compensation
•Sets and approves compensation for other Executive Officers, reviews the overall compensation philosophy and strategy, and oversees all compensation and benefits programs for Executive Officers
•Makes determinations regarding the independent Director compensation program
•Makes determinations regarding executive pay levels and program design, based on relevant factors including applicable peer group and market data
•Conducts periodic assessments of compensated-related risks to ensure programs do not encourage excessive or inappropriate risk taking. This includes an assessment of potential compensation-related risks to Portillo’s, and oversight of policies and practices to mitigate such risks, including performance-based incentives below the executive level
•Engages an independent consultant who reports directly to the Compensation Committee to aid in evaluating compensation and fulfilling its obligations
•Considers shareholder feedback and market perspectives in evaluating executive compensation practices

Independent Compensation Consultant (Meridian Compensation Partners)
•Counsels on and assesses the adequacy and competitiveness of our compensation program based on market standards, our strategic direction, and internal procedures, including the mitigation of compensation-related risks for Executive Team and Director talent
•Offers guidance concerning governance in compensation decision-making
•Conducts market analysis and crafts recommendations for the Compensation Committee in the setting of CEO and executive compensation
•Participates in Committee meetings, advising on various compensation issues as outlined in the Committee's charter
•Engages in discussions with the Committee during meetings and in private sessions, and, as directed by the Committee, with select members of the Company's management team regarding specific compensation-related topics

Chief Executive Officer (CEO)
•Provides input on performance objectives at the start of each year, aimed at incentivizing durable, positive shareholder value creation
•Evaluates executive performance and submits recommendations to the Committee regarding their compensation

Human Resources Function
•Provides market data, internal analysis, and administrative support to the Compensation Committee to inform its independent thinking
•Engages outside consultants to assist with analytics and recommendations, as needed

2026 Proxy Statement	51

Proposal 2 Advisory Vote on Executive Compensation
Compensation Practices at a Glance

Practices We Follow

Paying for Performance
A substantial portion of our executive compensation is performance based, with both short- and long-term incentives tied to the achievement of pre-established financial and strategic objectives.

Aligning with Shareholder Interests Incentive compensation is directly linked to Company performance, reinforcing alignment between executive pay outcomes and long-term shareholder value creation.

Performance-Based Differentiation Compensation outcomes are differentiated based on performance, ensuring that top-performing executives receive meaningfully higher rewards.

Attracting, Retaining and Engaging Top Talent
We offer competitive compensation packages that tie rewards directly to performance to attract, retain and engage high caliber leaders crucial to the Company’s growth and success.

Maintaining Robust Stock Ownership and Trading Policies Robust stock ownership guidelines for Executive Officers and Directors reinforce alignment with shareholders and long-term value creation.

Consistent and Broad-Based Benefits Executive benefits are aligned with those offered to other management Team Members, supporting a consistent and equitable total rewards philosophy.

Strong Governance and Risk Mitigation
Compensation programs include safeguards such as caps on incentive payouts, multi-year vesting, clawback provisions, and balanced performance metrics to discourage excessive risk-taking.

Practices We Avoid

No Tax Gross-Ups for Bonuses and Incentives We do not provide any tax gross-ups for bonuses and incentives to our Executive Officers.

No Hedging of Company Stock Executive Officers and Directors are prohibited from pledging Company securities or holding shares in margin accounts.

No Pledging Company Securities We restrict our Executive Officers and Directors from pledging Company securities.

No Single-Trigger Change in Control Severance Payments
We use a double-trigger Change in Control structure so Executive Officers are incentivized to support value-creating transactions without receiving benefits unless their role is genuinely impacted by the change.

No Excessive Perquisites We offer modest additional benefits to our Executive Officers, which are well within market norms and focused on what’s necessary to support the business.

No Incentive Structures that Encourage Excessive Risk Our programs are designed to avoid encouraging excessive or inappropriate risk-taking.

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Proposal 2 Advisory Vote on Executive Compensation
2025 Advisory Vote on Executive Compensation
Our Compensation Committee carefully considered the results of the 2025 advisory vote on executive compensation in evaluating our compensation program. At our 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), our shareholders approved, on an advisory basis, the compensation of our NEOs as disclosed in our 2025 proxy statement. The proposal was supported by approximately 69% of the total votes cast, which is consistent with our commitment to shareholder engagement and strong governance. We continue to actively engage with shareholders to understand their perspectives and incorporate feedback, where appropriate, into our compensation practices.
Elements of Compensation
Our compensation program is designed to emphasize performance-based pay, with a significant portion of total compensation tied to Company performance and long-term value creation.

Component	Form of Payout	Objective	Calculation	2025 Actions / Results
Base Salary	Cash	Provide market competitive fixed compensation to attract and retain executive talent with a modest portion of total compensation delivered in base salary	Calculated based on individual contributions to business outcomes, scope and responsibilities, experience, role changes and market data	During 2025, the base salaries of each of our NEOs were not increased, as discussed on page 55.
Short-term Incentive (“STI”)	Cash	Align executive pay with annual Company performance through pre-established financial and individual performance goals
Based on achievement of pre-established financial and performance goals including:
•75% - achievement of Company performance target (Adjusted EBITDA in 2025)
•25% - achievement of individual performance objectives
Based on Company performance results, the 2025 STI payout was O%, demonstrating strong alignment between pay outcomes and performance, as discussed on page 55.
Long-Term Incentive (“LTI”)	Equity awards (including RSUs, PSUs, and options) with time- and/or performance-based vesting triggers	•Focus on sustained value creation •Incentivize achievement of longer-term Company objectives •Align executive and shareholder interests •Promote retention
Type and value of awards are determined based on the objectives set by the Compensation Committee and Board based on Company performance, individual contributions, market data, and long-term strategic objectives
Awarded RSUs, PSUs and stock options to NEOs, as discussed on page 58.

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Proposal 2 Advisory Vote on Executive Compensation
2025 NEO Compensation
Our 2025 pay mix was intended to strike a thoughtful balance between pay-for-performance and the achievement of strategic Company objectives and the retention of key executive employees whose leadership we believe is critical to the Company’s continued success. A majority of overall executive compensation is at-risk or performance-based pay, over 70%, with a significant percentage of executive compensation delivered through long-term incentive awards, which are designed to closely align leadership’s interests with those of our shareholders. By tying a significant portion of compensation to long-term Company performance, we aim to drive accountability, support strategic goals, and reward results that benefit shareholders over the long run.

Michael Osanloo Former President, Chief Executive Officer and Director	2025 TARGET COMPENSATION (1):

(1)The graphic does not represent the compensation for Michael A. Miles, Jr., our Interim Chief Executive Officer. The Compensation Committee reviewed market practice in setting his compensation.

Average for other Non-PEO Named Executive Officers

Michelle Hook Chief Financial Officer and Treasurer	2025 TARGET COMPENSATION:

Tony Darden Chief Operating Officer

Jill Waite Chief People Officer

Kelly Kaiser General Counsel and Secretary

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Proposal 2 Advisory Vote on Executive Compensation
Base Salary
Role in Compensation Program
Base salary is designed to provide a market-competitive level of fixed compensation to attract and retain key executive talent, while representing a relatively small portion of total direct compensation. This structure reinforces our philosophy of emphasizing performance-based and at-risk pay.
Governance and Determination Process
The CEO provides recommendations to the Compensation Committee regarding the base salaries of Executive Officers (other than himself), informed by analysis from the Company’s independent compensation consultant.
The Compensation Committee, composed entirely of independent Directors, reviews and approves all executive base salaries, including the CEO’s compensation. Salary adjustments are typically considered annually during the first quarter.
2025 Base Salary Decisions
Following a comprehensive review of Company performance and market data, the Compensation Committee did not approve base salary increases for any of the Named Executive Officers in 2025.
This decision reflects the Committee’s continued focus on:
•Maintaining a disciplined pay-for-performance structure, and
•Ensuring that a significant majority of executive compensation remains performance-based and at risk.

NEO	2025 Base Salary	2024 Base Salary	% Change
Mr. Osanloo	$936,000	$936,000	+ —%
Mr. Miles	60,000	N/A	N/A
Ms. Hook	468,918	468,918	+ —%
Mr. Darden	465,000	465,000	+ —%
Ms. Waite	420,319	420,319	+ —%
Ms. Kaiser	380,000	380,000	+ —%
At-Risk Pay
Role in Compensation Program
Our at-risk compensation is designed to directly link executive pay to Company performance. Through our short-term incentive program, executives earn performance-based cash awards based on the achievement of pre-established financial and operational objectives.
This structure:
•Reinforces accountability for annual performance outcomes
•Aligns executive incentives with Company operating performance and strategic priorities
•Supports shareholder value creation through a focus on sales growth, operational efficiency, and profitability
2025 Short-Term Incentive Program (STIP)
Pay-for-Performance
The STIP is designed to ensure a strong relationship between pay and performance, with payouts determined based on achievement against pre-established performance metrics and individual objectives.

2026 Proxy Statement	55

Proposal 2 Advisory Vote on Executive Compensation
Target bonus opportunities are expressed as a percentage of base salary and vary by role, reflecting:
•Scope of responsibilities and ability to influence results
•Market benchmarks and competitive positioning
•Individual performance and experience
The Compensation Committee reviews and approves target bonus levels annually, considering:
•Market data and peer benchmarks
•Proportion of at-risk compensation within total pay
•Executive’s ability to impact short-term financial and strategic outcomes
The Committee exercises independent judgment, informed by its compensation consultant and management input, in establishing appropriate incentive opportunities.
Aligned with Shareholder Interests
In 2025, the short-term incentive program placed greater emphasis on Company financial performance (75%), which was weighted more heavily than individual performance (25%).
This weighting reinforces:
•A strong connection between executive pay and Company financial results
•Alignment with shareholder interests
•Accountability for delivering annual business performance
Linked to Strategic Objectives
Consistent with prior years, the Compensation Committee established pre-defined annual incentive performance targets for the 2025 Annual Incentive Plan in the first quarter of 2025, including an Adjusted EBITDA target.
Individual performance is assessed based on pre-established objectives aligned with the Company’s strategic priorities.
The Compensation Committee reviews and approves the CEO’s performance objectives, while the CEO establishes performance objectives for the other Executive Officers, which are reviewed by the Compensation Committee as part of its oversight of the overall incentive program.
The following table reflects the 2025 Short -Term Incentive Program NEO target award opportunities.

NEO	Target
Mr. Osanloo	$1,216,800
Mr. Miles	—
Ms. Hook	351,689
Mr. Darden	348,750
Ms. Waite	252,191
Ms. Kaiser	228,000

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Proposal 2 Advisory Vote on Executive Compensation
2025 STI Performance and Results

1	Financial Metrics (75% of Overall Award)

Adjusted EBITDA Component (75%) Calculation: In Fiscal Year 2025, the Company performance metric had an Adjusted EBITDA target of $113.2 million at a 100% payout. The Company achieved below target on the financial portion of this award, resulting in a payout of 0.0%.

Relative Weighting	STI Performance Metric	Threshold (50%)	Target (100%)	Maximum (200%)	Outcome (Payout %)
	Adjusted EBITDA				$97,331 (0.0%)

2	Individual Performance (25% of Overall Award)

Individual performance payouts were calculated based on the individual NEO’s performance. Despite disciplined cost management, talent development, and process optimization, the Company missed key financial targets and new restaurant openings, highlighting the need for sharper execution and stronger traffic-driving strategies to achieve our full potential. In making its assessment, the Compensation Committee determined that no individual performance incentive awards were earned by the NEOs.

3	Overall 2025 STI Results

The chart below sets out each NEO’s short-term non-equity incentive target, their 2025 target and actual bonuses.
Consistent with our pay-for-performance philosophy, no short-term incentive awards were earned by executive officers for the year due to performance results below established threshold levels.

NEO	Target %	2025 Target	Adj. EBITDA %	Adj. EBITDA ($)	Ind. Perform. %	Ind. Perform. ($)	2025 Actual ($)
Mr. Osanloo(1)	130%	$1,216,800	—%	$—	—%	$—	$0
Mr. Miles	N/A	—	—%	—	—%	—	0
Ms. Hook	75%	351,689	—%	—	—%	—	0
Mr. Darden	75%	348,750	—%	—	—%	—	0
Ms. Waite	60%	252,191	—%	—	—%	—	0
Ms. Kaiser	60%	228,000	—%	—	—%	—	0
(1)Mr. Osanloo ceased to be an Executive Officer of the Company as of September 21, 2025.

4	Executive Retention Plan

Purpose and Rationale
In fiscal 2025, Portillo’s Board of Directors and Compensation Committee, following a review of the current situation and broader market context, approved a one-time Executive Leadership Retention Plan (“Retention Plan”) to ensure the stability and continuity of the Portillo’s executive leadership team during a period of CEO transition and organizational change, including an Interim CEO and a CEO search process.

In making this determination, the Committee considered: (i) the external market conditions including competitive demand; (ii) the criticality of maintaining continuity during the transition period; and (iii) the institutional knowledge held by the executive leadership team as the Company managed the CEO transition process.

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Proposal 2 Advisory Vote on Executive Compensation
Plan Design and Award Structure
The Retention Plan was designed to balance the objectives of retention, performance, and shareholder alignment.
One-time awards are meant to be used sparingly and strategically; the Committee selected the following one-time award structure, a mix of cash and equity awards, based on guidance from its independent advisor and a review of current market practice.

•Cash Component (50% of base salary): Payable in two installments, in March and October 2026
•Equity Component (50% of base salary): Granted as Restricted Stock Units (“RSUs”), cliff vesting 12 months after grant

The awards are subject to the participant’s continued employment and the terms of the Company’s Senior Executive Severance Plan and Incentive-Based Compensation Recovery Policy.

The Compensation Committee recognizes that retention awards are subject to heightened scrutiny and, accordingly, approved this program as a limited, one-time action to address the unique circumstances of a CEO transition. In evaluating the Retention Plan, the Committee carefully considered the need to maintain leadership continuity and minimize execution risk during this period, while preserving the Company’s pay-for-performance philosophy. The structure of the awards, including continued service requirements and partial delivery in equity, was designed to promote retention over a defined period without creating ongoing compensation obligations or replacing performance-based incentives. The Committee believes the cost of the Retention Plan is justified by the importance of maintaining leadership continuity and minimizing the risk of business disruption during the CEO transition.
Long-Term Equity Incentive
Consistent with the Company’s pay-for-performance philosophy, the performance-based equity awards granted in connection with the 2021 IPO did not achieve established targets and were forfeited in October 2025.
In Fiscal Year 2025, the Company continued its long-term incentive program for NEOs other than the CEO that includes grants of both Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”) to align executive compensation with long-term shareholder value creation. This equity-based program reflects the Compensation Committee’s commitment to a pay-for-performance philosophy and the attraction and retention of key leadership talent. RSUs vest over time to support retention and reinforce long-term commitment, while PSUs are earned based on the achievement of clearly defined performance goals tied to the Company’s strategic priorities, such as Revenue and Adjusted EBITDA growth. This program aligns executives’ interests with those of our shareholders and promotes a culture of sustained high performance and accountability.
3-Year Performance-Based Awards (50%)
Fifty percent (50%) of the overall 2025 long-term equity-based awards were issued to the NEOs as PSUs and are subject to the achievement of performance metrics (Revenue and Adjusted EBITDA growth) over a 3-year forward looking period from
2025 to 2027. Payout amounts between threshold and target, or target and high levels, will be determined using linear interpolation. No value is paid for metrics with outcomes below the threshold achievement levels. Vesting and results will be determined following the performance period, and will settle in shares of common stock on a one-for-one basis.
The number of shares that can be earned under the PSU awards based on the two metrics is determined by multiplying the target number of shares subject to the award by the payout percentage and the weightings, as set forth in the table below:

3-Year Cumulative Total Revenue Growth Performance Growth Metric (weight: 50%)		3-Year Cumulative Adjusted EBITDA Growth Performance Growth Goal (weight: 50%)		Total Potential Payout
3-Year Cumulative Revenue Dollars	Shares Earned as % of Target PSUs	3-Year Cumulative Adjusted EBITDA Growth	Shares Earned as % of Target PSUs	Shares Earned as % of Target PSUs
Below $245M	—%	Below $25.0M	—%	—%
$245M	50%	$25.0M	50%	50%
$345M	100%	$45.0M	100%	100%
$395M or more	200%	$60.0M or more	200%	200%
(1)If the cumulative revenue growth dollars and/or the cumulative adjusted EBITDA growth dollars fall between two stated performance levels in the performance goal table, the payout percentage will be determined using linear interpolation. Vesting and payout of each PSU is subject to the Executive Officer’s continued employment through the vesting date (except in the event of termination of employment due to death or disability), and each PSU may be paid out on an accelerated basis in the event of a change in control transaction.

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Proposal 2 Advisory Vote on Executive Compensation
3- and 4-Year Time-Based Awards (50%)
The remaining 50% of the overall 2025 long-term equity-based awards were issued as Non-Qualified Stock Options (“NQSOs”) to the former Chief Executive Officer and RSUs to all other NEOs. The NQSOs vest on the fourth anniversary of the award and are exercisable within a 10-year period from the date of grant, subject to the executive’s continued employment. RSUs vest ratably on each of the first three anniversaries of the date of grant, subject to the executive’s continued employment, and will settle in shares of common stock on a one-for-one basis. This balanced mix of equity vehicles is designed to drive sustained performance, incentivize the CEO to deliver long-term results, and retain top leadership during a critical phase of growth.
The table below reflects the target-level values of the 2025 long-term equity-based awards.

NEO	Performance Stock Unit (PSU) Target Grant Value $ 50% (3-year performance achievement)	Restricted Stock Unit (RSU) Target Grant Value $ 50%	Total Target Grant Value $
Ms. Hook	500,000	500,000	1,000,000
Mr. Darden	312,500	312,500	625,000
Ms. Waite	225,000	225,000	450,000
Ms. Kaiser	225,000	225,000	450,000
Former CEO Equity
In connection with the Company’s long-term incentive program in 2025, the former Chief Executive Officer was granted an equity award consisting of 50% NQSOs and 50% PSUs. The NQSOs are subject to a four-year cliff vesting schedule, reinforcing long-term value creation. This balanced mix of equity vehicles is designed to drive sustained performance, incentivize the CEO to deliver long-term results, and retain top leadership during a critical phase of growth. The Compensation Committee believes this structure provides a strong link between pay and performance, while promoting accountability and shareholder value creation.
The table below reflects the former CEO’s 2025 long-term equity-based award target-level values approved by the Compensation Committee. These awards were forfeited in their entirety due to termination.

NEO	Performance Stock Unit (PSU) Target Grant Value $ 50% (3-year performance achievement)	Options Target Grant Value $ 50% (4-year cliff vest)(1)	Target $
Mr. Osanloo(2)	$2,000,000	$2,000,000	$4,000,000
(1)The NQSOs vest on the fourth anniversary of the award and are exercisable within a 10-year period from the date of grant, subject to the executive’s continued employment.
(2)Mr. Osanloo ceased to be an Executive Officer of the Company as of September 21, 2025, and awards granted in 2025 were forfeited.
Timing of Equity Grants
All equity grants made to Executive Officers must be approved by the Compensation Committee. The Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board compensation. During Fiscal Year 2025, the Company did not grant stock options (or similar awards) to any NEO during any period beginning four (4) business days before and ending one (1) day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

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Peer Group
Our 2024 peer group included BJ's Restaurants, Inc., Cava Group, Inc., Chuy’s Holdings, Inc., Cracker Barrel Old Country Store, Inc., Dave & Buster's Entertainment, Inc., Denny’s Corporation, Dine Brands Global, Inc., Dutch Bros Inc., El Pollo Loco Holdings, Inc., First Watch Restaurant Group, Inc., Jack in the Box Inc., Krispy Kreme, Inc., Papa John's International, Inc., Potbelly Corporation, Shake Shack Inc., Sweetgreen, Inc., The Cheesecake Factory Incorporated, The Wendy’s Company, and Wingstop Inc., each of which were recommended by the Company’s independent compensation consultant as relevant business comparators reflecting a cross section of quick service, fast casual and casual dining restaurants that are reflective of the marketplace for executive talent for Portillo’s. During the peer group selection process, the Compensation Committee considered each proposed peer’s industry, business profile and relative size. The Compensation Committee assessed the Company's standing relative to the peer group based on earnings, revenue, and market capitalization. The peer group for Fiscal Year 2025 was comprised of the following companies:
•BJ’s Restaurants, Inc.
•Cava Group, Inc.
•Dave & Buster’s Entertainment, Inc.
•Denny’s Corporation
•Dine Brands Global, Inc.
•Dutch Bros Inc.
•El Pollo Loco Holdings, Inc.
•First Watch Restaurant Group, Inc.
•Jack in the Box, Inc.
•Krispy Kreme
•Kura Sushi USA Inc.
•Papa John’s International, Inc.
•Potbelly Corporation
•Shake Shack Inc.
•Sweetgreen, Inc.
•The Wendy’s Company
•Wingstop Inc.

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Executive Employment Arrangements
The Company does not routinely enter into employment agreements with its Executive Officers; however, the Company has certain legacy agreements from our pre-IPO period with Mr. Osanloo. The following is a summary of the material terms of the employment arrangements that we have with Mr. Miles, Mr. Patterson, Ms. Hook, Mr. Darden, Ms. Waite, Ms. Kaiser, and Mr. Osanloo. Mr. Patterson commenced employment with the Company on February 23, 2026 at a base salary of $800,000. Additional details regarding Mr. Patterson’s full compensation structure are set forth below.
Michael A. Miles, Jr.
The Company entered into a letter agreement on October 6, 2025, which provided for an initial term of three months (the “Initial Term”), during which time Mr. Miles was paid a base salary at an annualized rate of $60,000, and was granted a restricted stock unit (“RSU”) award with a grant date fair value of $1,200,000 (the “Initial Term RSUs”), which will fully vest on the one-year anniversary of the grant date. For his service as Interim CEO following the conclusion of the Initial Term, Mr. Miles was paid a base salary at an annualized rate of $60,000 and was granted an RSU award with a grant date fair value of $400,000 each month, which will fully vest on the one-year anniversary of the applicable grant date. In connection with Mr. Miles’ letter agreement, dated October 6, 2025, in the event that Mr. Miles’ service as Interim CEO and a member of the Board terminates: (i) prior to the conclusion of the Initial Term, the Initial Term RSUs will vest on a prorated basis, and (ii) following the conclusion of the Initial Term, his outstanding RSUs will fully vest. Because Mr. Miles concluded his service as Interim CEO and continued to serve on the Board as a Director, the RSUs in connection with his service as Interim CEO will continue to vest until their vesting date; however, the RSUs granted in connection with his service as a Director will vest on a pro-rated basis at the conclusion of his service on the Board following the 2026 Annual Meeting. The Compensation Committee reviewed market practice in setting the former Interim CEO’s compensation.
Brett Patterson
The Company entered into an offer letter with Mr. Patterson (the “Patterson Offer Letter”) on January 29, 2026, which provides for at-will employment. The Patterson Offer Letter provides for a base salary of $800,000, as well as annual incentive cash compensation with an annual target equal to 100% of base salary commencing in 2026. The Patterson Offer Letter further provides that Mr. Patterson is eligible to participate in the Company’s incentive equity plan. Pursuant to the Patterson Offer Letter, Mr. Patterson received a sign-on incentive of $400,000 in RSUs that vest ratably over two years. Mr. Patterson also received $75,000 for relocation expenses.
Michelle Hook
The Company entered into an offer letter with Ms. Hook (the “Hook Offer Letter”) on November 16, 2020, which provides for at-will employment. The Hook Offer Letter originally provided for a base salary of $350,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary commencing in 2021. The Hook Offer Letter further provides that Ms. Hook is eligible to participate in the Company’s incentive equity plan. Pursuant to the Hook Offer Letter, Ms. Hook received a sign-on bonus of $115,000, which was subject to full or partial repayment upon certain terminations of employment prior to the second anniversary of the employment start date.
Tony Darden
The Company entered into an offer letter with Mr. Darden (the “Darden Offer Letter”) on November 3, 2024, which provides for at-will employment. The Darden Offer Letter originally provided for a base salary of $465,000, as well as annual incentive cash compensation with an annual target equal to 75% of base salary commencing in 2025. The Darden Offer Letter further provides that Mr. Darden is eligible to participate in the Company’s incentive equity plan and received restricted stock units valued at $200,000.
Jill Waite
The Company entered into an offer letter with Ms. Waite (the “Waite Offer Letter”) on May 22, 2019, which provides for at-will employment. The Waite Offer Letter originally provided for a base salary of $360,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary, which was pro-rated for Fiscal Year 2019. The Waite Offer Letter further provides that Ms. Waite is eligible to participate in the Company’s incentive equity plan and received a grant of 1.65 million options (which was later adjusted based on the Company’s pre-IPO reverse stock split). She also received a sign-on bonus of $75,000, which was subject to full or partial repayment under certain conditions upon termination of employment prior to the second anniversary of the employment start date.

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Kelly Kaiser
The Company entered into an offer letter with Ms. Kaiser (the “Kaiser Offer Letter”) on July 10, 2023, which provides for at-will employment. The Kaiser Offer Letter originally provided for a base salary of $375,000, as well as annual incentive cash compensation with an annual target equal to 50% of base salary, which was pro-rated for Fiscal Year 2023. The Kaiser Offer Letter further provides that Ms. Kaiser is eligible to participate in the Company’s incentive equity plan and received a stock option grant valued at $120,000 and restricted stock units valued at $80,000.
Michael Osanloo
The Company entered into an employment agreement with Michael Osanloo (the “Osanloo Employment Agreement”) on August 3, 2018. The Osanloo Employment Agreement provided for a 3-year initial term and renewed annually. The Osanloo Employment Agreement originally provided for a base salary of $750,000 and annual incentive cash compensation with an annual target equal to 100% of base salary, up to a maximum of 150% (subsequently increased to 200%) of base salary, a signing bonus of $200,000 which was paid within 30 days of Mr. Osanloo’s start date and an award of 15,000,000 options granted under the 2014 Plan, split equally between options that are subject solely to time-vesting, and options that are subject to time-vesting and performance-vesting (which was later adjusted based on the Company’s pre-IPO reverse stock split). Mr. Osanloo was also provided the opportunity to invest up to $1,500,000 for the purchase of LLC Units of the Company, at the then fair market value. In connection with Mr. Osanloo's Separation Agreement and Release Agreement, dated September 29, 2025 (the "Separation Agreement"), Mr. Osanloo was entitled to receive the following payments and benefits consistent with the Company's Senior Executive Severance Plan: (i) 18 months of base salary continuation equal to approximately $1.5 million in cash; (ii) a prorated bonus for 2025, based on actual performance which paid out at zero; (iii) continued medical, dental and vision coverage at active employee rates for up to 18 months; and (iv) outplacement services for up to 12 months, with a value not to exceed $25,000. In addition, Mr. Osanloo's outstanding stock option awards granted to him on October 1, 2018 will remain exercisable until the 10th anniversary of the grant date. Mr. Osanloo's receipt of such payments and benefits is subject to his continued compliance with the restrictive covenants set forth in the Company's Senior Executive Severance Plan, any other pre-existing restrictive covenants in effect as of the date of the Separation Agreement, a two-year non-competition covenant set forth in the Separation Agreement, and his performance of such knowledge transfer and strategic consulting services as the Company may have reasonably requested from time to time during a consulting period commencing on the Transition Date and ending on December 20, 2025.
Other Benefits
Personal Financial Management
Certain management Team Members of the Company have access to Ayco Personal Financial Management to provide certain investment advice and services as well as tax return preparation. In Fiscal Year 2025, Ms. Hook, Ms. Waite and Mr. Osanloo took advantage of the personal financial management perquisite.
Employee Stock Purchase Plan
The Company maintains the Employee Stock Purchase Plan (the “ESPP”), adopted in June 2022, to provide Team Members, including our NEOs, with an opportunity to purchase shares of the Company’s common stock through payroll deductions at not less than 85% of the market price on the purchase date, subject to Company discretion.
The ESPP is a non-qualified plan under Section 423 of the Internal Revenue Code. The Compensation Committee believes the ESPP is an attractive benefit that assists the Company in retaining key Team Members, securing new qualified Team Members and providing incentives for Team Members to work towards achieving the Company’s key objectives because it gives Team Members access to the Company’s equity at a discounted price. In Fiscal Year 2025, Ms. Hook, Ms. Waite, Ms. Kaiser and Mr. Osanloo participated in the ESPP.
401(k) Plan
Our NEOs participate in the same 401(k) retirement plan as the rest of our Team Members.

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Other Benefits and Perquisites
Our NEOs participate in the same medical benefit plans generally available to our management Team Members. These benefit plans include health insurance, dental and vision coverage, life insurance and disability coverage. The NEOs receive the same coverage as the rest of our management Team Members, as well as full coverage of the premium-equivalent. The NEOs also may elect to participate in our medical and dependent care flexible spending plan, on the same terms and conditions as other Team Members.
In addition, we make available to our Team Members, including our NEOs, the ability to dine at our restaurants a limited number of times each year for free or at a discount.
Additional Compensation Practices
Share Ownership Guidelines
The Compensation Committee has instituted share ownership guidelines to foster alignment between the interests of our Executive Officers, members of management, and shareholders, promoting behaviors that positively impact share price appreciation and total shareholder return. These guidelines stipulate that our NEOs are expected to retain a specified number of shares, valued at multiples of their annual salary based on their respective positions, for the duration of the officer's tenure.
The Company adopted the following share ownership guidelines in April 2022 for its Directors and members of management:

Position	Ownership Requirement
Chief Executive Officer	5x annual base salary
Other C-Suite Officers	3x annual base salary
Senior Vice Presidents	2x annual base salary
Non-employee Directors	4x annual cash Board retainer
Shares counted toward the ownership requirement include (i) shares owned directly by the individual (including Class B shares and shares held in an individual retirement account or trust if the individual is the beneficiary or trustee); (ii) options and restricted stock units granted under any Company-sponsored plan, whether vested or unvested; and (iii) deferred stock or equivalent stock unit awards under any Company-sponsored plan.
Compliance with the guidelines is assessed multiple times a year using the average closing price for the prior 90 trading days. Each Director and member of management has a five-year grace period to achieve compliance with the guidelines, which period commenced on October 21, 2021 for any officer or Director in role at that time, or on the date of hire or promotion for any member of management or Director who joined subsequently. In the event that a Director or member of management does not satisfy the ownership guidelines, they would be restricted from selling or transferring stock until such time as they satisfy the guidelines. In limited hardship circumstances, an alternative ownership requirement may be temporarily adopted.
As of the end of Fiscal Year 2025, most members of management and Directors had satisfied the ownership requirements or were progressing toward achieving the target ownership requirements within the 5-year time period.
Hedging & Pledging
Under our Insider Trading Compliance Policy, our Directors, officers and Team Members are generally not permitted to engage in hedging or similar transactions (including but not limited to prepaid variable forwards, equity swaps, collars and exchange funds). The General Counsel may approve entry into such transactions following a review of the proposed transaction and the justification for it. Additionally, such persons also may not pledge Company securities, including as collateral for a margin loan. For disclosure about our Insider Trading Compliance Policy and a full copy of the policy, available as an exhibit, please see the Company's Form 10-K filed on February 24, 2026.
Clawback Policies
In October 2023, the Company adopted an Incentive-Based Compensation Recovery Policy, which allows the Company to recover erroneously awarded compensation from Executive Officers in compliance with the requirements of Listing Rule 5608 of the Nasdaq Stock Market LLC and related SEC regulations. The full copy is available as an exhibit to the Company’s 2025 Form 10-K filed on February 24, 2026.
The 2021 Equity Incentive Plan and related agreements also provide for the ability to claw back certain compensation awarded under the Plan.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis provided above. Based on its review and discussions, the Compensation Committee recommends to the Board that the Compensation & Discussion Analysis be included in this Proxy Statement.
Compensation Committee:
G.J. Hart, Chair
Joshua A. Lutzker
Eugene I. Lee, Jr.
Michael A. Miles, Jr.1
1Mr. Miles was a member of the Company's Compensation Committee during 2025 and 2026 other than when he served as Interim CEO from September 21, 2025 until February 23, 2026.

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Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain information regarding the total compensation awarded to, earned by or paid to our Named Executive Officers:

Name and principal position	Year	Salary ($)	Stock awards ($)(1)	Option awards ($)(2)	Nonequity incentive plan compensation ($)(3)	All other compensation ($)(7)	Total ($)
Michael Osanloo Former President and Chief Executive Officer(6)	2025	684,000	2,000,000	4,352,034	—	290,876	7,326,910
	2024	929,752	2,000,000	2,000,000	857,844	83,811	5,871,407
	2023	898,636	—	—	1,090,350	58,194	2,047,180
Michael A. Miles, Jr. Interim President and Chief Executive Officer	2025	16,319	1,320,000	—	—	131,370	1,467,689
Michelle Hook, Chief Financial Officer and Treasurer	2025	468,918	1,234,459	—	—	48,424	1,751,801
	2024	466,547	1,000,000	—	247,940	47,146	1,761,633
	2023	452,729	—	—	437,732	49,786	940,247
Tony Darden, Chief Operating Officer(4)	2025	465,000	857,500	—	—	21,594	1,344,094
Jill Waite, Chief People Officer	2025	420,319	660,160	—	—	47,402	1,127,881
	2024	417,513	450,000	—	177,795	91,631	1,136,939
	2023	401,906	—	—	259,062	54,374	715,342
Kelly Kaiser, General Counsel and Secretary(5)	2025	380,000	640,000	—	—	7,614	1,027,614
	2024	379,123	450,000	—	160,740	4,736	994,599
(1)Amounts under “Stock Awards” represent the grant date fair value under FASB Topic 718 of the 2025 grants of (i) annual grant of performance share units (PSUs), based on the probable achievement as of the date of grant, (ii) annual grant of restricted stock units (RSUs) and (iii) retention restricted stock units granted on October 31, 2025, which will vest in full on October 31, 2026. Amounts related to Michael A. Miles, Jr.’s service as Interim President and Chief Executive Officer as well as $120,000 related to his compensation as an independent Director. See descriptions under “Long-Term Equity Incentive” in the CD&A. See Note 13 to our audited consolidated financial statements for the year ended December 28, 2025, which are included in our Annual Report on Form 10-K filed with the SEC on February 24, 2026 for descriptions of the methodologies and assumptions we use to value stock awards and the manner in which we recognize the related expense pursuant to FASB ASC Topic 718. The fair values were computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures.
(2)Amounts under “Option Awards” represent the grant date fair value under FASB Topic 718 of the 2025 grant of non--qualified stock options (NQSOs). See Note 13 to our audited consolidated financial statements for the year ended December 28, 2025 for descriptions of the methodologies and assumptions we use to value NQSO awards and the manner in which we recognize the related expense pursuant to FASB ASC Topic 718. For Mr. Osanloo, the 2025 amounts reported reflect incremental fair value of the option awards that were modified and remain outstanding in connection with Mr. Osanloo’s departure from the Company. The fair values were computed in accordance with ASC Topic 718, excluding the effect of forfeitures.
(3)Represents performance-based amounts earned in Fiscal Year 2024 and Fiscal Year 2023 described under “2025 Short-term Incentives” in the CD&A.
(4)Mr. Darden was not an NEO in 2024 or 2023.
(5)Ms. Kaiser was not an NEO in 2023.
(6)Mr. Osanloo ceased to be an Executive Officer of the Company as of September 21, 2025.
(7)Payments to our NEOs included in the “All other compensation” column include the following:

Name	Year	Severance ($)	Director’s Fees paid in cash ($)(1)	Cellphone stipend ($)	Employee Share Purchase Plan ($)	Health Insurance ($)	Personal Financial Management ($)	401(k) match ($)	Total ($)
Michael Osanloo	2025	$252,000	$—	$540	$2,860	$22,106	$10,500	$2,870	$290,876
Michael A. Miles, Jr.	2025	—	131,250	120	—	—	—	—	131,370
Michelle Hook	2025	—	—	720	2,803	30,901	14,000	—	48,424
Tony Darden	2025	—	—	720	—	20,874	—	—	21,594
Jill Waite	2025	—	—	720	1,329	30,353	14,000	1,000	47,402
Kelly Kaiser	2025	—	—	720	2,972	1,422	—	2,500	7,614
(1)Amount reflects the cash fees Mr. Miles received for his service as a Director, from January 1, 2025 through September 20, 2025, prior to the period in which Mr. Miles served as Interim CEO.

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Grants of Plan-Based Awards

			Potential Future Payouts under Non-Equity Incentive Plan Awards			Potential Future Payouts under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#s)(3)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value and Option Awards ($)(4)
NEO	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael Osanloo(5)	STI		$608,400	$1,216,800	$2,433,600
	NQSO	4/15/2025								307,692	$12.08	$2,000,000
	PSU	4/15/2025					165,563	331,126				2,000,000
Michael A. Miles, Jr.	STI		—	—	—
	RSU	4/15/2025							9,933			120,000
	RSU	10/15/2025							199,005			1,200,000
Michelle Hook	STI		175,844	351,689	703,377
	RSU	4/15/2025							41,391			500,000
	PSU	4/15/2025				—	41,391	82,782				500,000
	RSU	10/31/2025							43,824			234,458
Tony Darden	STI		174,375	348,750	697,500
	RSU	4/15/2025							25,869			312,500
	PSU	4/15/2025				—	25,869	51,738				312,500
	RSU	10/31/2025							43,457			232,500
Jill Waite	STI		126,096	252,191	504,383
	RSU	4/15/2025							18,626			225,000
	PSU	4/15/2025				—	18,626	37,252				225,000
	RSU	10/31/2025							39,282			210,160
Kelly Kaiser	STI		114,000	228,000	456,000
	RSU	4/15/2025							18,626			225,000
	PSU	4/15/2025				—	18,626	37,252				225,000
	RSU	10/31/2025							35,514			190,000
(1)Represents PSUs granted under the 2021 Plan.
(2)Represents RSUs granted under the 2021 Plan. For Mr. Miles, the awards on April 15, 2025 relate to his compensation as an independent Director.
(3)Represents NQSOs granted under the 2021 Plan.
(4)Amounts represent the grant date fair value determined in accordance with ASC Topic 718. For restricted and performance stock units, the grant date fair value is based on the closing market price of our Class A Common Stock on the grant date. For option awards, the grant date fair value is based on a Black-Scholes option-pricing model. See Note 13 to our audited consolidated financial statements for the year ended December 28, 2025, which are included in our Annual Report on Form 10-K filed with the SEC on February 24, 2026 for descriptions of the methodologies and assumptions we use to value stock awards and the manner in which we recognize the related expense pursuant to FASB ASC Topic 718.
(5)Mr. Osanloo ceased to be an Executive Officer of the Company as of September 21, 2025.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of
December 28, 2025:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael Osanloo(5)	10/1/2018	2,027,910	—	—	$5.11	10/1/2028	—	$—	—	$—
Michael A. Miles, Jr.	3/15/2017	553,555	—	—	5.03	3/15/2027	—	—	—	—
	10/15/2025	—	—	—	—	—	199,005	937,314	—	—
Michelle Hook	3/2/2021	121,674	—	—	5.77	3/2/2031	—	—	—	—
	10/21/2021	—	—	87,950	20.00	10/21/2031	—	—	—	—
	5/2/2024	—	—	—	—	—	27,918	131,494	41,876	197,236
	4/15/2025	—	—	—	—	—	41,391	194,952	41,391	194,952
	10/31/2025	—	—	—	—	—	43,824	206,411	—	—
Tony Darden	12/23/2024	—	—	—	—	—	19,698	92,778	12,500	58,875
	4/15/2025	—	—	—	—	—	25,869	121,843	25,869	121,843
	10/31/2025	—	—	—	—	—	43,457	204,682	—	—
Jill Waite	8/7/2019	178,456	—	—	4.30	8/7/2029	—	—	—	—
	10/21/2021	—	—	30,870	20.00	10/21/2031	—	—	—	—
	5/2/2024	—	—	—	—	—	12,563	59,172	18,844	88,755
	4/15/2025	—	—	—	—	—	18,626	87,728	18,626	87,728
	10/31/2025	—	—	—	—	—	39,282	185,018	—	—
Kelly Kaiser	9/5/2023	—	—	17,391	17.86	9/5/2033	1,493	7,032	—	—
	5/2/2024	—	—	—	—	—	12,563	59,172	18,844	88,755
	4/15/2025	—	—	—	—	—	18,626	87,728	18,626	87,728
	10/31/2025	—	—	—	—	—	35,514	167,271	—	—
(1)Represents unvested outstanding performance-based stock options awarded in connection with the IPO, subject to stock performance conditions as of Fiscal Year 2025. See “Long Term Executive Incentive” in the CD&A.
(2)Represents unvested RSUs. See description under “At-Risk Pay” in the CD&A.
(3)Value calculated based on $4.71, the closing stock price on December 26, 2025, the last trading day of Fiscal Year 2025.
(4)Represents unvested PSUs. See description under “Long-Term Equity Incentive” in the CD&A.
(5)Reflects option awards that remain outstanding in connection with Mr. Osanloo’s separation.

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Options Exercised and Stock Vested
The following table sets forth information with respect to the exercise of stock options by our NEOs during fiscal 2025 and the vesting of the RSUs held by the NEOs during fiscal 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael Osanloo(1)	—	—	—	$—
Michael A. Miles, Jr.(2)	—	—	24,706	232,236
Michelle Hook	—	—	13,958	145,861
Tony Darden	—	—	15,529	72,055
Jill Waite	—	—	6,281	65,636
Kelly Kaiser	—	—	7,774	75,819
(1)Mr. Osanloo ceased to be an Executive Officer of the Company as of September 21, 2025.
(2)Represents number of shares acquired on vesting of RSUs as of December 31, 2024 related to compensation as an independent director.
Non-Qualified Deferred Compensation
The following table sets forth our non-qualified deferred compensation as of December 28, 2025.

Name	Named Executive Officer Contributions in Fiscal 2025 ($)(1)	Registrant Contributions in Fiscal 2025 ($)	Aggregate Earnings in Fiscal 2025 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 28, 2025 ($)
Michael Osanloo	$—	$—	$—	$—	$—
Michael A. Miles Jr.	—	—	—	—	—
Michelle Hook	—	—	—	—	—
Tony Darden	—	—	—	—	—
Jill Waite	—	—	—	—	—
Kelly Kaiser	67,956	—	9,426	—	77,382
(1)These amounts are reported in the 2025 Summary Compensation Table in Ms. Kaiser’s salary for 2025.
Potential Payments Upon Termination
Senior Executive Severance Plan
Portillo’s Inc. Senior Executive Severance Plan (the “Senior Executive Severance Plan"), applicable to employees at the level of senior vice president and above, provides for certain payments to our NEOs in connection with their termination from the Company under certain circumstances. With respect to each of the Company’s NEOs, the Senior Executive Severance Plan provides severance upon a termination of employment by the Company without cause or a resignation of employment by the employee for good reason, in each case, that occurs upon or within 24 months following a change in control equal to 2.0x (3.0x in the case of the CEO) the sum of the employee’s annual base salary and target annual bonus, as well as a pro-rated target annual bonus for the year of termination, the prior year bonus to the extent unpaid, outplacement assistance, and subsidized COBRA during the severance period. Upon a termination of employment by the Company without cause prior to a change in control or following the change in control protection period, each NEO receives 1.0x (1.5x in the case of the CEO, to the extent applicable) the employee’s annual base salary, as well as a pro-rated annual bonus for the year of termination based on actual period, the prior year bonus to the extent unpaid, outplacement assistance, and subsidized COBRA during the severance period.

68

Proposal 2 Advisory Vote on Executive Compensation
Quantification of Payments Upon Termination
The following table presents the amount of compensation payable to each of our NEOs as if the triggering termination event had occurred on the last day of our most recently completed fiscal year, December 28, 2025, except for Mr. Osanloo, whose compensation paid in connection with his termination is described in "Executive Employment Arrangements" above. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment and may vary from those listed below. The table does not include amounts that we would need to pay regardless of the occurrence of the indicated triggering event, such as accumulated balances in retirement plans.

Name	Termination Without Cause or by Executive for Good Reason ($)	Change in Control (Double Trigger)(1) ($)	Death or Disability ($)
Michael A. Miles, Jr.
Severance	$—	$—	$—
Short-term incentive(2)	—	—	—
Equity Awards(3)	937,314	—	—
Health Benefits	—	—	—
Other Benefits(4)	—	—	—
Michelle Hook
Severance	468,918	1,641,212	—
Short-term incentive(2)	—	—	—
Equity Awards(3)	946,544	1,339,289	1,143,572
Health Benefits	31,409	31,409	—
Other Benefits(4)	—	25,000	—
Tony Darden
Severance	465,000	1,627,500	—
Short-term incentive(2)	—	—	—
Equity Awards(3)	397,916	600,257	499,162
Health Benefits	28,624	28,624	—
Other Benefits(4)	—	25,000	—
Jill Waite
Severance	420,319	1,345,021	—
Short-term incentive(2)	—	—	—
Equity Awards(3)	477,068	653,803	565,731
Health Benefits	31,409	31,409	—
Other Benefits(4)	—	25,000	—
Kelly Kaiser
Severance	380,000	1,216,000	—
Short-term incentive(2)	—	—	—
Equity Awards(3)	402,864	579,598	491,526
Health Benefits	—	—	—
Other Benefits(4)	—	25,000	—
(1)In the event of Change of Control (as defined in the 2021 Equity Incentive Plan (“Plan”)), upon (a) termination of service by (i) executive for Good Reason, (ii) Company without Cause, or (iii) due to executive’s death or Disability; or (b) failure of the surviving entity to assume, continue or substitute the applicable award, all unvested equity will vest as of the termination or change in control date, respectively. (Capitalized terms are as defined in the Plan and form of award agreements previously filed with the SEC.)
(2)No short-term incentive award was earned in 2025.
(3)The Equity Awards amounts reflect the awards included in the Outstanding Equity Awards at Fiscal Year End table. Equity values are determined based on the closing price of our Class A common stock on December 28, 2025 of $4.71. For purposes of this table, all PSUs and performance based option values are based on target-level achievement. For NQSOs, the fair values were computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For Mr. Miles, the amount represents RSUs granted in connection with his service as interim CEO and as a director.
(4)Represents outplacement services which services shall extend for up to 12 months from the Change in Control, up to a maximum value of $25,000.

2026 Proxy Statement	69

Proposal 2 Advisory Vote on Executive Compensation
CEO Pay Ratio
Pursuant to Regulation S-K and the Dodd-Frank Act, we disclose the following information about the relationship between the total annual compensation of our median Team Member and the total annual compensation of our Interim President and Chief Executive Officer, Michael A. Miles, Jr. We believe that this calculation is compliant with Item 402(u) of Regulation S-K.
We identified the median Team Member by examining the total earnings for the 2025 Fiscal Year for all Team Members employed by us on October 1, 2025, excluding the CEO, whether employed on a full-time, part-time, seasonal or temporary basis, with the following methodology and assumptions:
•As of October 1, 2025, our Team Members consisted of 7,865 individuals, 100% of whom were located in the United States.
•With respect to Team Members who were employed less than a full year, we assumed in the calculation that they had worked the full 12-month period.
•Of all possible median Team Members, we selected a Team Member who did not have atypical elements (such as disability pay or special earnings while on leave).
We calculated the total annual compensation for our median Team Member using the same methodology used with our NEOs as set forth in the Summary Compensation Table. The total annual compensation for our median Team Member for 2025 was $19,949. As disclosed in the Summary Compensation Table, our CEO’s total annual compensation for 2025 was $1,467,689. Based on these calculations, our estimate for the ratio of total annual compensation of our CEO to the median of all other Team Members was 74:1.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain Company financial performance indicators. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s executive compensation aligns with the Company’s performance, refer to “Compensation Discussion & Analysis.” The Compensation Committee did not consider the Compensation Actually Paid (“CAP”) measure below in making its compensation decisions for any of the years shown below. The non-GAAP reconciliations for adjusted EBITDA are provided in Annex I.

Year(1)	Summary Compensation Table Total for PEO1(1) ($)	Summary Compensation Table Total for PEO2(1) ($)	Compensation Actually Paid to PEO1(1)(3)	Compensation Actually Paid to PEO2(1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(2)	Average Compensation Actually Paid to Non-PEOs Named Executive Officers ($)(2)(4)	Value of initial fixed $100 investment based on:		Net Income (Loss) ($ in thousands)	Adjusted EBITDA ($ in thousands)(6)
							Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(5)
2025	$7,326,910	$1,467,689	$2,893,265	$1,085,003	$1,312,847	$694,216	$16.19	$85.41	$21,092	$97,331
2024	5,871,407	—	3,640,156	—	1,240,165	647,101	30.86	100.21	35,076	104,760
2023	2,047,180	—	(2,495,215)	—	811,553	109,240	54.74	84.48	24,818	102,282
2022	1,288,848	—	(27,590,871)	—	600,948	(3,550,698)	59.07	71.31	17,157	84,955
2021	31,244,207	—	49,575,563	—	5,753,329	6,805,064	131.75	89.79	(13,416)	98,497
(1)PEO1 and PEO2 refer to Michael Osanloo and Michael A. Miles, Jr, respectively.
(2)The individuals comprising the Non-PEO NEOs for each year presented are:
2025: Michelle Hook, Tony Darden, Jill Waite, and Kelly Kaiser.
2024: Michelle Hook, Jill Waite, Kelly Kaiser, Mike Ellis and Derrick Pratt. Mr. Pratt ceased to be an Executive Officer as of June 30, 2024.
2023: Michelle Hook, Derrick Pratt, Jill Waite and Susan Shelton. Ms. Shelton ceased to be an Executive Officer as of February 8, 2024.
2022: Michelle Hook, Derrick Pratt and Sherri Abruscato. Ms. Abruscato ceased to be an Executive Officer as of October 31, 2022.
2021: Sherri Abruscato and Michelle Hook.
(3)Item 402 requires certain adjustments to be made to the Summary Compensation Table totals to determine CAP for reporting in the Pay versus Performance Table. CAP is a value calculated under Item 402, but does not necessarily represent cash and/or equity transferred to the NEO without restriction. As required by Item 402, the following table details adjustments made to Summary Compensation Table total compensation values to arrive at CAP values (Note that NEOs do not participate in a defined benefit plan so there are no adjustments for pension benefits, and similarly, there are no adjustments made for dividends).

70

Proposal 2 Advisory Vote on Executive Compensation
The following table reconciles the PEO1 Summary Compensation Table total to PEO1 Compensation Actually Paid for fiscal 2025:

Year	Summary Compensation Table Total ($)	Grant Date Fair Value of Equity Awards Granted During Applicable Year ($)	Year-End Fair Value of Equity Awards Granted During Applicable Year ($)(7)	Change in Fair Value as of Year- End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Fair Value as of the Vesting Date of Any Equity Awards Granted During Applicable Year that Vested During Applicable Year ($)	Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year ($)	Fair Value at the End of the Prior Year for Prior Year Awards Forfeited During Applicable Year ($)	Total Equity Value Reflected in Compensation Actually Paid ($)

2025	$7,326,910	$(4,000,000)	$—	$—	$—	$2,352,034	$(2,785,679)	$2,893,265
2024	5,871,407	(4,000,000)	2,785,679	(530,950)	—	(220,530)	(265,450)	3,640,156
2023	2,047,180	—	—	(3,679,281)	—	(863,114)	—	(2,495,215)
2022	1,288,848	(413,746)	—	(20,471,998)	413,746	(8,407,721)	—	(27,590,871)
2021	31,244,207	(27,666,075)	27,740,157	5,601,087	9,855,643	2,800,544	—	49,575,563
The following table reconciles the PEO2 Summary Compensation Table total to PEO1 Compensation Actually Paid for fiscal 2025:

Year	Summary Compensation Table Total ($)	Grant Date Fair Value of Equity Awards Granted During Applicable Year ($)	Year-End Fair Value of Equity Awards Granted During Applicable Year ($)(7)	Change in Fair Value as of Year- End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Fair Value as of the Vesting Date of Any Equity Awards Granted During Applicable Year that Vested During Applicable Year ($)	Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year ($)	Fair Value at the End of the Prior Year for Prior Year Awards Forfeited During Applicable Year ($)	Total Equity Value Reflected in Compensation Actually Paid ($)

2025	$1,467,689	$(1,320,000)	$937,314	$—	$—	$—	$—	$1,085,003
2024	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—
(4)Average non-PEO NEO Compensation Actually Paid

Year	Summary Compensation Table Total ($)	Grant Date Fair Value of Equity Awards Granted During Applicable Year ($)	Year-End Fair Value of Equity Awards Granted During Applicable Year ($)(7)	Change in Fair Value as of Year- End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Fair Value as of the Vesting Date of Any Equity Awards Granted During Applicable Year that Vested During Applicable Year ($)	Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year ($)	Fair Value at the End of the Prior Year for Prior Year Awards Forfeited During Applicable Year ($)	Total Equity Value Reflected in Compensation Actually Paid ($)

2025	$1,312,847	$(848,030)	$436,971	$(177,578)	$—	$(29,994)	$—	$694,216
2024	1,240,165	(595,000)	353,482	(96,149)	—	(123,643)	(131,754)	647,101
2023	811,553	—	—	(702,931)	—	618	—	109,240
2022	600,948	(138,459)	—	(3,355,857)	107,060	(501,815)	(262,575)	(3,550,698)
2021	5,753,329	(4,814,531)	5,468,876	—	397,391	—	—	6,805,064
(5)For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of Portillo’s through the applicable fiscal year, assuming $100 was invested on October 21, 2021. For the relevant fiscal year, represents cumulative TSR of the S&P 600 Restaurants Index through the applicable fiscal year, assuming $100 was invested October 21, 2021 and dividends were reinvested.
(6)The Company defines Adjusted EBITDA as net income (loss) before depreciation and amortization, interest expense, interest income, and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance, including equity-based compensation expense, deferred lease costs, loss on disposal of assets and impairment charges, ERP and human capital management (“HCM”) implementation costs, certain non-recurring charges, costs related to the Company's strategic reset of its development and growth plans, and Tax Receivable Agreement liability adjustments.
(7)For purposes of this table, all PSUs are based on target-level achievement.

2026 Proxy Statement	71

Proposal 2 Advisory Vote on Executive Compensation
Relationship Between Pay and Performance
Compensation Actually Paid versus Company Performance. The charts below show, for the past five fiscal years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the CEO and other NEO CAP and (i) the Company’s TSR; (ii) the Company’s net income; and (iii) the Company’s Adjusted EBITDA.
Compensation Actually Paid vs. TSR (Company TSR & Peer Group TSR)

¢	PEO 1 CAP	¢	PEO 2 CAP	PTLO TSR	NEO Avg CAP	S&P 600 Restaurants Index
Compensation Actually Paid vs. Net Income

¢	PEO 1 CAP	¢	PEO 2 CAP	NEO Avg CAP	Net Income

72

Proposal 2 Advisory Vote on Executive Compensation
Compensation Actually Paid vs. Adjusted EBITDA

¢	PEO 1 CAP	¢	PEO 2 CAP	NEO Avg CAP	Adjusted EBITDA

Other Key Company Measures
Restaurant Unit Growth
Revenue
Same Restaurant Sales Growth
Restaurant-level Adjusted EBITDA

2026 Proxy Statement	73

Proposal 3	Ratification of the Independent Registered Public Accounting Firm

Deloitte & Touche LLP has been appointed by the Audit Committee, which is composed entirely of independent Directors, to be our independent registered public accounting firm for the fiscal year ending December 27, 2026. Deloitte & Touche LLP was our independent registered public accounting firm for Fiscal Year 2025. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and to have an opportunity to make a statement if they desire to do so. The Deloitte & Touche LLP representative is also expected to be available to respond to appropriate questions at the meeting.
The Audit Committee has the sole authority to appoint, subject to shareholder ratification, or replace the independent registered public accounting firm, which reports directly to the Audit Committee, and is directly responsible for the compensation and oversight of the independent registered public accounting firm. The Audit Committee considered several factors when deciding whether to re-engage Deloitte & Touche LLP, including the firm’s professional qualifications and experience and its performance during the prior year. The Audit Committee determined that appointing Deloitte to serve as the Company’s independent registered public accounting firm was in the best interests of the Company and its shareholders and appointed Deloitte and Touche LLP as our independent auditor for the fiscal year ending December 27, 2026.
Oversight of Independent Registered Public Accounting Firm
In the Audit Committee’s oversight of the independent registered public accounting firm and its determination of whether to reappoint the independent registered public accounting firm, our Audit Committee:
•Conducts an annual assessment of the independent registered public accounting firm’s performance, qualifications and independence, taking into account the opinions of management and the internal auditor;
•Reviews, in advance, all non-audit services provided by the independent registered public accounting firm, specifically with regard to the effect on the firm’s independence;
•Considers the independent registered public accounting firm’s familiarity with our operations, businesses, accounting policies and practices and internal control over financial reporting;
•Conducts regular executive sessions with the independent registered public accounting firm;
•Conducts private and individual executive sessions with the Chief Executive Officer, Chief Financial Officer, and General Counsel at each in-person Committee meeting;
•Reviews candidates for the lead engagement partner in conjunction with the mandated rotation of the public accountant’s lead engagement partner;
•Reviews recent reports from the Public Company Accounting Oversight Board and other professional or governmental authorities on the independent registered public accounting firm; and
•Obtains and reviews a report from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and our Company annually to assess the independence of the independent registered public accounting firm.

74

Proposal 3 Ratification of the Independent Registered Public Accounting Firm
Voting Requirement
Although shareholder ratification is not required, the Audit Committee and the Board value the opinion of shareholders. The affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 shall be deemed to approve of this proposal. Abstentions and broker non-votes will be counted as votes “AGAINST” this proposal. If the shareholders do not ratify the appointment, the Audit Committee may reconsider the appointment of Deloitte, for 2026 or in future years. Even if shareholders do ratify the appointment, it is possible that the Audit Committee may change the appointed independent registered public accounting firm if the Committee determines that that is in the best interests of the Company and its shareholders.
Recommendation of the Board of Directors

The Board recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as Portillo’s Inc.’s independent registered public accounting firm.
Fees Paid to Independent Registered Public Accounting Firm
Aggregate fees billed to the Company for the fiscal years ended December 28, 2025 and December 29, 2024 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their related entities (collectively, “Deloitte Entities”) were approximately (in thousands):

	December 28, 2025	December 29, 2024
Audit fees(1)	$1,419	$1,707
Tax fees(2)	753	668
All other fees(3)	2	2
Total	$2,174	$2,377
(1)These are fees and expenses for professional services performed by Deloitte Entities for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)These are fees for professional services performed by Deloitte Entities with respect to tax compliance, tax advice and tax planning. Fees incurred principally relate to review of tax returns, preparation of tax returns or supporting documentation and consultation with regard to various tax planning issues.
(3)These are fees related to accounting research database subscription services.
All such services and fees provided by our independent registered public accounting firm during Fiscal Year 2025 and Fiscal Year 2024 were pre-approved by the Audit Committee.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s charter provides that the Audit Committee, or the Chair of the Audit Committee, must pre-approve any audit or non-audit service provided to us by Deloitte, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. All such services and fees provided by our independent registered public accounting firm during Fiscal Year 2025 and Fiscal Year 2024 were pre-approved by the Audit Committee.

2026 Proxy Statement	75

Proposal 3 Ratification of the Independent Registered Public Accounting Firm
Audit Committee Report
The Audit Committee is governed by a written charter, which may be found in the “Governance” section of Portillo’s website located at https://investors.portillos.com/corporate-governance/governance-overview. The charter was adopted by the Company’s Board of Directors and is reviewed annually by the Audit Committee.
The Audit Committee is currently composed of four Directors, all of whom meet the criteria for independence under the applicable NASDAQ and SEC rules and the Sarbanes-Oxley Act. The current members of the Audit Committee are Ms. Bordelon, Mr. Glass, Ms. Dodson and Mr. Hartung. Ms. Bordelon currently serves as the Chairperson of the Committee. The Board evaluated the credentials of Ms. Bordelon, Mr. Glass and Mr. Hartung and designated them as “audit committee financial experts” under applicable SEC rules.
The Audit Committee is responsible for overseeing the quality and integrity of the Company’s accounting, auditing, financial reporting and internal control practices, as well as the Company’s risk assessment and management practices including, but not limited to, the Company’s fraud risk assessment practices, cybersecurity and other information technology risks. The Audit Committee is responsible for, in addition to other activities, the appointment, retention and compensation of the Company’s independent registered public accounting firm. The Audit Committee has a written policy with respect to the pre-approval of non-audit services.
Management has the primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures in accordance with generally accepted accounting principles in the United States (GAAP).
Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee (i) reviewed and discussed with management the Company’s audited consolidated financial statements as of December 28, 2025 and for the year then ended; (ii) discussed with Deloitte the matters required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communication with Audit Committees, and matters required by applicable requirements of the PCAOB and SEC; (iii) received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee regarding independence and discussed with Deloitte their independence; and (iv) considered whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining Deloitte’s independence.
The Audit Committee met seven times during Fiscal Year 2025, which included the Committee’s review of the Company’s quarterly earnings releases and related SEC filings, when appropriate. The Audit Committee also met in separate executive sessions with Deloitte, the Chief Financial Officer and other members of management as needed.
Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements for the fiscal year ended December 28, 2025 be included in the Annual Report on Form 10-K.
Audit Committee:
Ann Bordelon, Chairperson
Noah Glass
Paulette Dodson
Jack Hartung
The Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference.

76

Other Matters
Securities Ownership of Certain Beneficial Owners and Management
The table below sets forth certain information regarding the beneficial ownership of our Class A common stock as of
April 10, 2026 (except as otherwise stated) by the following:
•Each person known to us to beneficially own more than 5% of our outstanding common stock;
•Each of the Directors and Named Executive Officers individually; and
•All Directors and officers as a group.
The following table assumes that certain pre-IPO LLC members (the “pre-IPO LLC Members”) redeem or exchange all of their LLC Units and shares of Class B common stock for newly issued shares of our Class A common stock on a one-for-one basis. In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of April 10, 2026. In computing the number of shares of our Class A common stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of our Class A common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 10, 2026. We did not deem these shares of our Class A common stock outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed shareholder is: c/o Portillo’s Inc., 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

	Shares of Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Outstanding Class A Common Stock
5% shareholders
Funds managed by Berkshire(1)	3,859,067	5.15%
Orbis Investment Management Limited ("OIML"); Allan Gray Australia Pty Limited ("AGAPL")(2)	6,994,844	9.69%
Alliance Bernstein L.P.(3)	5,549,701	7.69%
The Vanguard Group(4)	3,984,974	5.52%
Named Executive Officers and Directors:
Michael Osanloo(5)	2,387,127	3.20%
Michael A. Miles, Jr.	890,422	1.22%
Brett Patterson	—	*
Michelle Hook	254,977	*
Tony Darden	20,372	*
Jill Waite	215,550	*
Kelly Kaiser	49,466	*
Ann Bordelon	109,717	*
Noah Glass(6)	120,682	*
Paulette Dodson	36,663	*
Gerard J. Hart(7)	141,466	*
Jack Hartung	89,056	*
Eugene I. Lee, Jr.	425,956	*
Joshua A. Lutzker(8)	54,537	*
All Directors and Executive Officers as a group (17 persons):	4,810,334	6.34%
*    Less than 1%

2026 Proxy Statement	77

Other Matters
(1)Represents (i) 1,045,630 shares of Class A common stock owned by Berkshire Fund VIII-A, L.P. (“Berkshire Fund VIII-A”), (ii) 2,516,498 shares of Class A common stock issuable to Berkshire Fund VIII, L.P. (“Berkshire Fund VIII”) in respect of an equal number of LLC Units owned by Berkshire Fund VII, (iii) 69,164 shares of Class A common stock issuable to Berkshire Investors III LLC (“Berkshire Investors III”) in respect of an equal number of LLC Units owned by Berkshire Investors III, and (iv) 227,775 shares of Class A common stock issuable to Berkshire Investors IV LLC (“Berkshire Investors IV” and together with Berkshire Fund VIII-A, Berkshire Fund VIII, Berkshire Investors III, the “Berkshire Entities”) in respect of an equal number of LLC Units owned by Berkshire Investors IV. Berkshire Partner Holdings LLC is the general partner of BPSP, L.P., which is the managing member of Berkshire Partners LLC (BP). Eighth Berkshire Associates LLC, which is managed by an investment committee of more than three members (the “Committee”), is the general partner of Berkshire Fund VIII and Berkshire Fund VIII-A. The Committee also manages each of Berkshire Investors III and Berkshire Investors IV. BP is the investment adviser for Berkshire Partners VIII and Berkshire Partners VIII-A. The Committee makes investment and voting decisions for the Funds by majority vote. Berkshire Partners, the Funds, Berkshire Investors III, Berkshire Investors IV and 8BA may be deemed to constitute a “group” for purposes of Section 13(d) of the Exchange Act, although they do not admit to being part of a group, nor have they agreed to act as part of a group. The address of all the entities and the managing members mentioned above is 200 Clarendon Street, 35th Floor, Boston, Massachusetts 02116-5021.
(2)Represents beneficial ownership by Orbis Investment Management Limited (“OIML”); Allan Gray Australia Pty Limited (“AGAPL”), according to a Schedule 13G filed on February 17, 2026, reporting: sole voting power over 6,994,844 shares and sole dispositive power over 6,994,844 shares, in the aggregate. The business address of OIML is Orbis House, 25 Front Street, Hamilton Bermuda HM11 and the business address of AGAPL is Level 2, Challis House, 4 Martin Place, Sydney NSW2000, Australia.
(3)Represents beneficial ownership by AllianceBernstein L.P., according to a Schedule 13G filed on November 14, 2025, reporting: sole voting power over 5,367,576 shares; shared voting power over 0 shares, sole dispositive power over 5,470,219 shares, and shared dispositive power over 79,482 shares. The business address of the principal office of AllianceBernstein L.P. ("AllianceBernstein L.P.") is 501 Commerce Street, Nashville, TN.
(4)Represents beneficial ownership by The Vanguard Group, according to a Schedule 13G filed on January 30, 2026, reporting: shared voting power over 481,599 shares, sole dispositive power over 0 shares, and shared dispositive power over 3,984,974 shares. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. According to the most recent Schedule 13G/A filed by Vanguard with the SEC on March 27, 2026, Vanguard reported that it beneficially owns 0.0% as of January 12, 2026 following an internal reorganization pursuant to which Vanguard’s beneficial ownership has been disaggregated. In the March 27, 2026 Schedule 13G/A, Vanguard noted that certain subsidiaries or business divisions of subsidiaries of Vanguard that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard.
(5)Mr. Osanloo ceased to be an Executive Officer of the Company as of September 21, 2025.
(6)Represents shares and LLC Units exchangeable on a one-for-one basis for shares of Class A common stock held directly owned by the Glass Family Trust dated December 29, 2016.
(7)Represents shares held by PENSCO Trust Company LLC, on behalf of and as custodian for the Gerard J. Hart IRA.
(8)Excludes shares of Class A common stock and Class B common stock held by the Berkshire Entities, as disclosed in footnote (1) above, in which Mr. Lutzker has a pecuniary interest. Mr. Lutzker disclaims beneficial ownership of the securities held by the Berkshire Entities except to the extent of his respective pecuniary interest therein.
Delinquent Section 16(a) Reports
Delinquent Section 16(a) Reports Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our Class A common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due during the last fiscal year. Based solely on our review of copies of the reports filed with the SEC and the written representations of our Directors and executive officers, we believe that all reporting requirements for fiscal 2025 were complied with by each person who at any time during Fiscal Year 2023 was a Director or an officer or held more than 10% of our common stock, except that Jack Hartung filed one Form 3 late in connection with his joining the Board. No securities were beneficially owned as of the Form 3.
Equity Compensation Plans Table
The following table provides information about our compensation plans under which our Class A common stock is authorized for issuance, as of December 28, 2025:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuances under equity compensation plans(3)
Equity compensation plans approved by security holders	5,782,719	$5.93	3,802,695
(1)Includes shares issuable pursuant to stock options, restricted stock units, restricted stock awards and other stock-based awards under the Company's 2021 Plan. Represents 2,215,365 shares under the 2021 Plan, 3,460,329 shares assumed from the 2014 Plan, and 107,025 shares under the Employee Stock Purchase Plan (the "ESPP").
(2)The weighted-average exercise price set forth in this column is calculated excluding restricted stock units or other awards for which recipients are not required to pay an exercise price to receive the shares subject to the awards.
(3)This amount represents shares of common stock available for issuance under the 2021 Plan and the ESPP.

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Certain Relationships and Related Party Transactions
Related Party Transaction Policy
We have a written Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the Policy, our Audit Committee has overall responsibility for implementation of and compliance with the Policy.
For purposes of the Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the Policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board or our Compensation Committee, as applicable. A “related person” includes (i) our Directors, Director Nominees or Executive Officers, (ii) any 5% beneficial owner of our voting securities, or (iii) any immediate family member of the foregoing.
The Policy requires that notice of a proposed related person transaction be provided to our General Counsel prior to entry into such transaction. If our General Counsel determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under the Policy, our Audit Committee may approve only those related person transactions that are in, or are not inconsistent with, the Company’s best interests. In reviewing and approving any related party transaction, the Audit Committee is tasked to consider all of the relevant facts and circumstances, as well as various factors enumerated in the Policy.
The Policy also provides that the Audit Committee review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our shareholders. Additionally, we will make periodic inquiries of Directors and officers with respect to any potential related person transaction to which they may be a party or of which they may be aware.
Related Party Transactions
We describe below any transactions and series of similar transactions during our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our Directors, Executive Officers or beneficial holders of more than 5% of any class of our capital stock had, have, or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements.
Registration Rights Agreement & Redemption of LLC Units
In connection with the IPO, we entered into a registration rights agreement with Berkshire and certain of our other shareholders. This agreement will provide Berkshire and their permitted transferees with “demand” registrations, which will require us to register shares of our common stock under the Securities Act of 1933 (the “Securities Act”). Each of our shareholders that is a party to the registration rights agreement will also be entitled to customary “piggyback” registration rights and entitled to participate on a pro rata basis in any registration of our common stock under the Securities Act that we may undertake. The registration rights agreement will also require us to maintain an effective shelf registration statement with respect to shares registered pursuant to the registration rights agreement, require that we will pay certain expenses relating to such registrations and require that we indemnify the shareholders party to the registration rights agreement against certain liabilities which may arise under the Securities Act.
In the second quarter of 2025, certain pre-IPO LLC Members affiliated with Berkshire Partners LLC redeemed 7,290,465 LLC units in the aggregate for newly-issued shares of Class A common stock on a one-for-one basis, in accordance with the terms of the Second Amended and Restated LLC agreement of Portillo's OpCo, dated as of October 20, 2021.

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Amended Portillo’s OpCo Agreement
In connection with the IPO transactions, Portillo’s Inc., Portillo’s OpCo and each of the pre-IPO LLC Members entered into the Amended LLC Agreement. Following the IPO transactions, and in accordance with the terms of the Amended LLC Agreement, we operate our business through Portillo’s OpCo. Pursuant to the terms of the Amended LLC Agreement, so long as the Continuing Pre-IPO LLC Members continue to own any LLC Units or securities redeemable or exchangeable into shares of our Class A common stock, we will not, without the prior written consent of such holders, engage in any business activity other than the management and ownership of Portillo’s OpCo or own any assets other than securities of Portillo’s OpCo and/or any cash or other property or assets distributed by or otherwise received from Portillo’s OpCo, unless we determine in good faith that such actions or ownership are in the best interests of Portillo’s OpCo.
As the sole managing member of Portillo’s OpCo, we have control over all of the affairs and decision making of Portillo’s OpCo. As such, through our officers and Directors, we are responsible for all operational and administrative decisions of Portillo’s OpCo and the day-to-day management of Portillo’s OpCo’s business. We will fund any dividends to our shareholders by causing Portillo’s OpCo to make distributions to the holders of LLC Units and us, subject to the limitations imposed by our debt agreements.
The holders of LLC Units will generally incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Portillo’s OpCo. The Amended LLC Agreement provides for pro rata cash distributions to the holders of LLC Units for purposes of funding their tax obligations in respect of the taxable income of Portillo’s OpCo that is allocated to them. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Portillo’s OpCo allocated to the holder of LLC Units that receives the greatest proportionate allocation of income multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation residing in New York, New York, whichever is higher. As a result of (i) potential differences in the amount of taxable income allocable to us and the other LLC Unit holders, (ii) the lower tax rate applicable to corporations than individuals and (iii) the use of an assumed tax rate in calculating Portillo’s OpCo’s distribution obligations, we may receive tax distributions significantly in excess of our tax liabilities and obligations to make payments under the Tax Receivable Agreement.
Except as otherwise determined by us, if at any time we issue a share of our Class A common stock, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in Portillo’s OpCo and Portillo’s OpCo shall issue to us one LLC Unit. Similarly, except as otherwise determined by us, (i) Portillo’s OpCo will not issue any additional LLC Units to us unless we issue or sell an equal number of shares of our Class A common stock and (ii) should Portillo’s OpCo issue any additional LLC Units to the pre-IPO LLC Members or any other person, we will issue an equal number of shares of our Class B common stock to such pre-IPO LLC Members or any other person. Conversely, if at any time any shares of our Class A common stock are redeemed, purchased or otherwise acquired by us, Portillo’s OpCo will redeem, purchase or otherwise acquire an equal number of LLC Units held by us, upon the same terms and for the same price per security, as the shares of our Class A common stock are redeemed, purchased or otherwise acquired. In addition, Portillo’s OpCo will not effect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units unless it is accompanied by a substantively identical subdivision or combination, as applicable, of each class of our common stock, and we will not effect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the LLC Units.
Under the Amended LLC Agreement, the holders of LLC Units (other than us) have the right to require Portillo’s OpCo to redeem all or a portion of their LLC Units for newly-issued shares of Class A common stock on a one-for-one basis in accordance with the terms of the Amended LLC Agreement. Upon the exercise of the redemption right, the redeeming member will surrender its LLC Units to Portillo’s OpCo for cancellation. The Amended LLC Agreement requires that we contribute shares of our Class A common stock to Portillo’s OpCo in exchange for an amount of newly-issued LLC Units in Portillo’s OpCo equal to the number of LLC Units redeemed from the holders of LLC Units. Portillo’s OpCo will then distribute the shares of our Class A common stock to such holder of an LLC Unit to complete the redemption. In the event of a redemption request by a holder of an LLC Unit, we may, at our option, effect a direct exchange of Class A common stock for LLC Units in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Units that we own equals the number of shares of Class A common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities). Shares of Class B common stock will be canceled on a one-for-one basis if we, following a redemption request of a holder of an LLC Unit, redeem or exchange LLC Units of such holder of an LLC Unit pursuant to the terms of the Amended LLC Agreement.

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The Amended LLC Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to our Class A common stock is proposed by us or our shareholders and approved by our Board or is otherwise consented to or approved by our Board, the holders of LLC Units will be permitted to participate in such offer by delivery of a notice of redemption or exchange that is effective immediately prior to the consummation of such offer. In the case of any such offer proposed by us, we are obligated to use our reasonable best efforts to enable and permit the holders of LLC Units to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A common stock without discrimination. In addition, we are obligated to use our reasonable best efforts to ensure that the holders of LLC Units may participate in each such offer without being required to redeem or exchange LLC Units.
The Amended LLC Agreement provides that, except for transfers to us as provided above or to certain permitted transferees, the LLC Units and corresponding shares of Class B common stock may not be sold, transferred or otherwise disposed of.
Subject to certain exceptions, Portillo’s OpCo will indemnify all of its members and their officers and other related parties against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with Portillo’s OpCo’s business or affairs, the Amended LLC Agreement, or any related document.
Portillo’s OpCo may be dissolved upon (i) the determination by us to dissolve Portillo’s OpCo or (ii) any other event which would cause the dissolution of Portillo’s OpCo under the Delaware Limited Liability Company Act, unless Portillo’s OpCo is continued in accordance with the Delaware Limited Liability Company Act. Upon dissolution, Portillo’s OpCo will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Portillo’s OpCo’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their vested LLC Units.
Tax Receivable Agreement
We acquired certain favorable tax attributes and a share of the existing tax basis of the assets of Portillo’s OpCo in the IPO. In addition, future redemptions or exchanges by pre-IPO LLC Members of LLC Units for shares of our Class A common stock or cash are expected to result in favorable tax attributes for us. These tax attributes would not be available to us in the absence of those transactions and are expected to reduce the amount of tax that we would otherwise be required to pay in the future.
Upon completion of the IPO, we became party to a Tax Receivable Agreement with certain of our pre-IPO LLC Members (“TRA Parties”). Under the Tax Receivable Agreement, we generally will be required to pay to the TRA Parties, in the aggregate, 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that we actually realize, or in certain circumstances are deemed to realize, as a result of (i) our allocable share of existing tax basis in depreciable or amortizable assets relating to LLC Units acquired in the IPO, (ii) certain favorable tax attributes acquired by the Company from the Blocker Companies (including net operating losses and the Blocker Companies’ allocable share of existing tax basis), (iii) increases in our allocable share of then existing tax basis in depreciable or amortizable assets, and adjustments to the tax basis of the tangible and intangible assets, of Portillo’s OpCo and its subsidiaries, as a result of (x) sales or exchanges of interests in Portillo’s OpCo in connection with the IPO and (y) future exchanges of LLC Units by pre-IPO LLC Members for Class A common stock, and (iv) certain other tax benefits related to entering into the Tax Receivable Agreement, including payments made under the Tax Receivable Agreement.
We expect that the payments we will be required to make under the Tax Receivable Agreement will be substantial. Assuming no material changes in relevant tax law and that we earn sufficient taxable income to realize all tax benefits that are subject to the Tax Receivable Agreement, we estimate that the tax savings associated with all tax attributes described above would aggregate to approximately $414.6 million as of December 28, 2025. Under this scenario, we would be required to pay the TRA Parties approximately 85% of such amount, or $352.4 million, primarily over the next 15 years, substantially declining in year 16 through year 47. We paid $7.9 million related to tax year 2024 and $7.7 million relating to tax year 2023 in the quarters ended March 29, 2026 and March 30, 2025, respectively. The actual amounts we will be required to pay may materially differ from these amounts, because potential future tax savings that we will actually realize or be deemed to realize, and the Tax Receivable Agreement payments made by us, will be calculated based in part on the market value of our Class A common stock at the time of each exchange of an LLC Unit for a share of Class A common stock and the prevailing applicable federal tax rate (plus the assumed combined state and local tax rate) applicable to us over the life of the Tax Receivable Agreement and will depend on our generating sufficient taxable income to realize the tax benefits that are subject to the Tax Receivable Agreement. Payments under the Tax Receivable Agreement are not conditioned on our existing owners’ continued ownership of us. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual benefits we realize in respect of the tax benefits that are subject to the Tax Receivable Agreement and/or distributions to us by Portillo’s OpCo are not sufficient to permit us to make payments under the Tax Receivable Agreement after we have paid taxes.

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Receivables
As of December 28, 2025, the related parties’ receivables consisted of a receivable balance due from C&O of $0.3 million, which was included in accounts receivable in the consolidated balance sheet.
Olo
Noah Glass, a member of our Board, is the founder and CEO of Olo, Inc. (“Olo”), a platform the Company uses in connection with its mobile ordering application and delivery.
The Company incurred the following Olo-related costs for Fiscal Year 2025 (in thousands):

Fiscal Year Ended December 28, 2025
Cost of goods sold, excluding depreciation and amortization	$1,932
Other operating expenses	$580
Net Olo related costs	$2,512
As of December 28, 2025, $0.3 million was payable to Olo.

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Shareholders’ Proposals
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary by mail c/o Corporate Secretary, Portillo’s Inc., 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523 or by email at investors@portillos.com by December 21, 2026.
Shareholders intending to present a proposal at the 2027 Annual Meeting of Shareholders, but not to include the proposal in our Proxy Statement, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the shareholder of record of their intent to present such proposal or nomination not earlier than the open of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the open of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement by the Company of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.
Furthermore, in addition to the requirements of SEC Rule 14a-8 or our Bylaws, as applicable, as described above, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director Nominees other than our nominees must provide written notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 must comply with the additional requirements of Rule 14a-19(b).
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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About the Meeting
Why am I receiving these materials?
The Board of Directors (the “Board of Directors” or the “Board”) of Portillo’s Inc., a Delaware corporation (“Portillo’s” or the “Company”), is soliciting proxies for use at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on June 9, 2026, at 8:00 a.m. Central Time.
How do I attend the Annual Meeting?
Please register at www.proxydocs.com/PTLO, where you will be provided with information on how to listen to the meeting live, submit questions, and vote online.
Any registered holder can attend the Annual Meeting by visiting www.proxydocs.com/PTLO, where additional information will be provided about where shareholders may vote and submit questions during the meeting. The meeting starts at 8:00 a.m. Central Time. Please have your Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/PTLO.
Where can I find electronic copies of these materials?
The Notice of Internet Availability of Proxy Materials was first furnished to shareholders on or about April 20, 2026. Electronic copies of this Proxy Statement and the Annual Report for the year ended December 28, 2025 are available at www.proxydocs.com/PTLO and investors.portillos.com.
Who can vote at the Annual Meeting?
Only holders of record of our common stock at the close of business on April 10, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 72,160,015 shares of Class A common stock outstanding and entitled to vote and 3,424,546 shares of Class B common stock outstanding and entitled to vote. Holders of the Company’s Class A common stock and Class B common stock are entitled to one vote for each share held as of the Record Date. Shareholders do not have cumulative voting rights.
What is a quorum and how does it impact the meeting?
A quorum is required for our shareholders to conduct business at the Annual Meeting. The holders of a majority in voting power of the shares entitled to vote at the Annual Meeting, present or represented by proxy, will constitute a quorum for the transaction of business. Your shares are counted as present at the Annual Meeting if you are present and vote online at the Annual Meeting or if you have properly submitted a proxy. Abstentions and “broker non-votes” (as defined below) will be counted in determining whether there is a quorum.
What vote is needed to approve each item?
Proposal No. 1 – Election of Directors, provides that Directors will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, which means that the eight nominees receiving the highest number of “for” votes will be elected. Withheld votes and broker non-votes will have no effect on Proposal No. 1.
Proposal No. 2 – Advisory Vote on Executive Compensation, is a non-binding vote. Approval requires the affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2. Abstentions shall count as a vote against the proposal. Broker non-votes will have no effect on Proposal No. 2.
Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm, requires the affirmative vote of a majority of the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 3. Abstentions will count the same as votes against the proposal. There will be no broker non-votes with respect to Proposal No. 3 because a broker may exercise its discretion to vote for or against the proposal in the absence of instruction from its clients.

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How do I vote my shares?
If you are a registered holder, meaning that you hold your shares directly (not through a bank, broker or other nominee), you may vote online at the Annual Meeting, by telephone or electronically through the Internet by following the instructions included on your Notice of Internet Availability of Proxy Materials or proxy card, or by completing, dating, signing and promptly returning your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal, and, in the case of the election of Directors, as a vote “for” the election of each of the nominees presented by the Board.
If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that nominee. You may also vote by completing, dating, signing and promptly returning the voting instruction form sent by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote online at the Annual Meeting. If you do not provide voting instructions to your broker in advance of the Annual Meeting, Nasdaq rules grant your broker discretionary authority to vote on “routine” proposals. Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal, and the unvoted shares are referred to as “broker non-votes.” At the 2026 Annual Meeting, Proposals No. 1 and 2 are not considered “routine” proposals, but Proposal No. 3 is considered a “routine” proposal.
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.
The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, which must be borne by the shareholder.
Why is Portillo’s holding a virtual Annual Meeting?
The virtual Annual Meeting is accessible on any Internet-connected device and shareholders will be able to submit questions and comments and to vote online, during the meeting. We believe that a virtual shareholder meeting provides greater access to those who may want to attend and therefore have chosen this over an in-person meeting. In the event of a technical malfunction or other problem that disrupts the Annual Meeting, the Company may adjourn, recess, or expedite the Annual Meeting, or take such other action that the Company deems appropriate considering the circumstances. If you encounter any difficulties accessing the virtual meeting during the meeting, please call (866) 648-8133.
How do I participate during the Annual Meeting?
You may virtually attend the Annual Meeting by visiting www.proxydocs.com/PTLO, where shareholders will receive additional information on how to vote and submit questions during the Meeting. Please have your Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/PTLO.
Only holders of our common stock at the close of business on the Record Date will be permitted to ask questions during the Annual Meeting. If you wish to submit a question, on the day of the Annual Meeting, you may log into the virtual meeting platform at www.proxydocs.com/PTLO, and type your question for consideration into the field provided in the web portal. To allow us to answer questions from as many shareholders as possible, we may limit each shareholder to one (1) question. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together. More information on submitting questions at the Annual Meeting will be posted on the internet website www.proxydocs.com/PTLO in advance of the meeting.
In accordance with Delaware law, for the 10 days prior to our Annual Meeting, a list of registered holders entitled to vote at our Annual Meeting will be available for inspection in our offices at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523.

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Who bears the cost of solicitation?
The expenses of any solicitation of proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and its Directors, officers or employees (for no additional compensation) may also solicit proxies in person, by telephone or email. Following the original mailing of the proxies and other soliciting materials, the Company will request that banks, brokers and other nominees forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers and other nominees for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.
How do I revoke a proxy?
Any person submitting a proxy has the power to revoke such proxy prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is submitted via telephone or Internet no later than 11:59 p.m. (Central Time) on June 8, 2026, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance at the Annual Meeting and voting online. If you are a beneficial owner and wish to change any of your previously provided voting instructions, you must contact your bank, broker or other nominee directly.
What is householding and how does it impact me?
We have adopted a procedure approved by the SEC called “householding” under which multiple shareholders who share the same address will receive only one copy of the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless we receive contrary instructions from one or more of the shareholders. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, you may do so by notifying us by telephone at (866) 648-8133, by email at paper@elections.com or investors@portillos.com, or by mail at Portillo’s Inc. at 2001 Spring Road, Suite 400, Oak Brook, Illinois 60523, and we will promptly deliver the requested materials. You also may request additional copies of the proxy materials by notifying us by telephone or in writing at the same telephone number, email address, or mailing address. If you are currently receiving multiple copies of the proxy materials and wish to receive only one copy at the same address, then please notify us by telephone or in writing at the same telephone number, email address, or mailing address. Shareholders with shares registered in the name of a brokerage firm or bank may contact their brokerage firm or bank to request information about householding.
When will Proxy Materials be electronically delivered to Shareholders?
Beginning on or about April 20, 2026, we mailed or e-mailed to our shareholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the Internet and how to vote. If you received such Notice and would prefer to receive paper copies of the proxy materials, or if you received paper copies of the proxy materials and would prefer to receive a notice for future annual meetings, you may notify us by telephone, email or mail at the telephone number, email address and mailing address provided above.

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2025 Annual Report and SEC Filings
Our financial statements for the year ended December 28, 2025 are included in our Annual Report on Form 10-K. Our Annual Report and this Proxy Statement are posted on our website at www.investors.portillos.com. You may also obtain a copy of our Annual Report without charge by sending a written request to: Portillo’s Inc., Attn: Corporate Secretary 2001 Spring Road, Oak Brook, IL 60523. Copies of all exhibits to the Annual Report on Form 10-K for the fiscal year ended December 28, 2025 may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies, by sending a written request to: Portillo’s Inc., Attn: Corporate Secretary, 2001 Spring Road, Suite 400, Oak Brook, IL 60523.
***
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, our designated proxies listed in this Proxy Statement will have discretion to vote shares they represent in accordance with their own judgment on such matters. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed in the Notice or on the accompanying proxy card or, if you requested to receive a printed copy of the proxy materials, by executing and returning, at your earliest convenience, the accompanying proxy card in the envelope that has also been provided.
BY ORDER OF THE BOARD OF DIRECTORS
Kelly M. Kaiser, General Counsel and Secretary
Oak Brook, Illinois
April 17, 2026

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Appendix A - Reconciliation of Non-GAAP Financial Measures
Non-GAAP Financial Measures
To supplement the consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA and Adjusted EBITDA Margin, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Accordingly, these measures are not required by, nor presented in accordance with GAAP, but rather are supplemental measures of operating performance of our restaurants. You should be aware that these measures are not indicative of overall results for the Company and that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of shareholders because of corporate-level expenses excluded from such measures. These measures are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. These measures are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate, but also have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP.
Adjusted EBITDA and Adjusted EBITDA Margin
Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income, and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net.
We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation.
We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance.
The following table reconciles net income to Adjusted EBITDA and Adjusted EBITDA margin (in thousands):

Fiscal Year Ended
December 28, 2025
Net income	$21,092
Net income margin	2.9%
Depreciation and amortization	29,112
Interest expense	22,808
Interest income	(275)
Income tax expense	2,997
EBITDA	75,734
Deferred rent(1)	6,840
Equity-based compensation	6,493
Cloud-based software implementation costs (2)	267
Amortization of cloud-based software implementation costs (3)	1,091
Other loss(4)	2,635
Transaction-related fees & expenses(5)	742
Strategic realignment costs(6)	6,474
Tax Receivable Agreement liability adjustment(7)	(2,945)
Adjusted EBITDA	$97,331
Adjusted EBITDA Margin(8)	13.3%
(1)Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2)Represents non-capitalized third-party consulting and software licensing costs incurred in connection with the implementation of a new ERP and HCM systems which are included within general and administrative expenses.
(3)Represents amortization of capitalized cloud-based ERP and HCM system implementation costs that are included within general and administrative expenses.
(4)Represents loss on disposal of property and equipment, a legacy Barnelli's trade name impairment charge in fiscal 2025, and a technology asset impairment charge in fiscal 2024 included within other loss (income), net.
(5)Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses.
(6)Represents $4.4 million of costs related to the Company's strategic reset of its development and growth plans, $1.7 million in connection with the departure of our CEO, and $0.4 million in connection with the departure of our Chief Development Officer, which are included within general and administrative expenses.
(7)Represents remeasurement of the Tax Receivable Agreement liability.
(8)Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net.

88

Other Matters
Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin
Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net.
We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate.
The following table reconciles operating income to Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin (in thousands):

Fiscal Year Ended
December 28, 2025
Operating income	$43,677
Operating income margin	8.2%
Plus:
General and administrative expenses	77,140
Pre-opening expenses	8,802
Depreciation and amortization	29,112
Net income attributable to equity method investment	(1,275)
Other loss (income), net	946
Restaurant-Level Adjusted EBITDA	$158,402
Restaurant-Level Adjusted EBITDA Margin(1)	21.6%
(1)Restaurant-Level Adjusted EBITDA Margin is defined as Restaurant-Level Adjusted EBITDA divided by Revenues, net.

2026 Proxy Statement	89

Other Matters
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, so you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
•risks related to or arising from our organizational structure;
•risks of food-borne illness and food safety and other health concerns about our food;
•risks relating to the economy and financial markets, including in relation to trade policy changes and macroeconomic uncertainty, including inflation, fluctuating interest rates, stock market volatility, recession concerns, and other factors;
•risks associated with onboarding a new Chief Executive Officer;
•the impact of unionization activities of our Team Members on our reputation, operations and profitability;
•risks associated with our reliance on certain information technology systems, and potential failures or interruptions;
•risks associated with data, privacy, cybersecurity and the use and implementation of information technology systems, including our digital ordering and payment platforms for our off-premise and delivery business;
•risks associated with increased adoption, implementation and use of artificial intelligence (“AI”) technologies across our business;
•the impact of competition, including from our competitors in the restaurant industry or our own restaurants;
•the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees, including executive officers and the other key team members;
•the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs of or ability to open new restaurants, or the sale of food and alcoholic beverages;
•inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline;
•the impact of consumer sentiment and other economic factors on our sales;
•increases in food and other operating costs, tariffs and import taxes, and supply shortages; and
•other risks identified in our filings with the Securities and Exchange Commission (the “SEC”).
All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this Proxy Statement in the context of the risks and uncertainties disclosed in our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 filed with the SEC on February 24, 2026, which is available on the SEC's website at www.sec.gov.
The forward-looking statements included in this Proxy Statement are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

90

Portillo's Inc.
For Shareholders of Record as of April 10, 2026
Tuesday, June 9, 2026 8:00 AM, Central Time
Annual Meeting to be held via the internet - please visit
www.proxydocs.com/PTLO for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:00 AM, Central Time, June 9, 2026

Internet: www.proxypush.com/PTLO •Cast your vote online •Have your Proxy Card ready •Follow the simple instructions to record your vote

Phone: 1-866-458-2503 •Use any touch-tone telephone •Have your Proxy Card ready •Follow the simple recorded instructions to record your vote

Mail: •Mark, sign and date your Proxy Card •Fold and return your Proxy Card in the postage-paid envelope provided

Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/PTLO
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Brett Patterson, Michelle Hook and Kelly Kaiser (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Portillo's Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED
IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Portillo's Inc. Annual Meeting of Shareholders

Please make your marks like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	Election of Directors
		FOR	WITHHOLD
	1.01 Eugene I. Lee, Jr.	☐	☐
	1.02 Brett Patterson	☐	☐		FOR
	1.03 Ann Bordelon	☐	☐		FOR
	1.04 Paulette Dodson	☐	☐		FOR
	1.05 Noah Glass	☐	☐		FOR
	1.06 Gerard J. Hart	☐	☐		FOR
	1.07 Jack Hartung	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Advisory Vote on Executive Compensation	☐	☐	☐	FOR

3.	Ratify Deloitte & Touche LLP to be our independent registered public accounting firm for the fiscal year ending December 27, 2026	☐	☐	☐	FOR

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date